                                                                   EXHIBIT 10.41

                                 LEASE AGREEMENT


                                     between


                             CRICBW ANDERSON TRUST,

                           a Delaware business trust,

                                    as Lessor


                                       and


                            MILTON CAN COMPANY, INC.,

                             a Delaware corporation,

                                    as Lessee


                                   Dated as of

                                 August 20, 1999

                                TABLE OF CONTENTS

1.   Demise; Title: Condition ................................................ 1
     ------------------------

2.   Term .................................................................... 2
     ----

3.   Rent .................................................................... 2
     ----

4.   Use ..................................................................... 3
     ---

5.   Net Lease: Nonterminability ............................................. 4
     ---------------------------

6.   Taxes and Other Charges; Law and Agreements ............................. 6
     -------------------------------------------

7.   Liens; Subordinations ................................................... 8
     ---------------------

8.   Indemnification; Fees and Expenses ..................................... 10
     ----------------------------------

9.   Environmental Matters .................................................. 11
     ---------------------

10.  Maintenance and Repair; Additions ...................................... 16
     ---------------------------------

11.  Trade Fixtures ......................................................... 19
     --------------

12.  Condemnation and Casualty .............................................. 20
     -------------------------

13.  Insurance .............................................................. 23
     ---------

14.  Financial Statements; Certificates ..................................... 27
     ----------------------------------

15.  Purchase Procedure ..................................................... 28
     ------------------

16.  Quiet Enjoyment ........................................................ 29
     ---------------

17.  Survival ............................................................... 29
     --------

18.  Subletting; Assignment ................................................. 29
     ----------------------

19.  Advances by Lessor ..................................................... 30
     ------------------

20.  Conditional Limitations - Events of De Fault and Remedies .............. 30
     ---------------------------------------------------------

21.  Granting of Easements, Etc. ............................................ 34
     ---------------------------

22.  Intentionally Omitted/Not Applicable ................................... 34
     ------------------------------------

23.  Rent Reset ............................................................. 34
     ----------

24.  Notices ................................................................ 38
     -------

25.  Estoppel Certificates .................................................. 39
     ---------------------

26.  No Merger .............................................................. 39
     ---------

27.  Surrender .............................................................. 39
     ---------

28.  Separability ........................................................... 40
     ------------

29.  Signs; Showing ......................................................... 40
     --------------

30.  Waiver of Trial by Jury ................................................ 40
     -----------------------

31.  Recording .............................................................. 40
     ---------

32.  Miscellaneous .......................................................... 40
     -------------

33.  Additional Provisions Relating to Leased Property ...................... 41
     -------------------------------------------------


APPENDIX I     Definitions
SCHEDULE A     Description of Leased Property
SCHEDULE B     Lease Data
SCHEDULE C     Termination Values; Reinvestment Premium
SCHEDULE D     Permitted Encumbrances
SCHEDULE E     Trade Fixtures
SCHEDULE F     Subordination, Non-Disturbance and Attornment Agreement
SCHEDULE G     Estoppel Letter
SCHEDULE H     Market Rent
SCHEDULE I     Scheduled Capital Improvements

THIS LEASE, dated as of the date specified in Item 1 of Schedule B (as amended from time to time, this Lease), is made between the Lessor specified in Item 2 of Schedule B (Lessor), as lessor, having an office at the address set forth in
Item 3 of Schedule B, and the Lessee specified in Item 3 of Schedule B (herein, together with any entity succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called Lessee), having an address at the address set forth in Item 3 of Schedule B, both parties intending to be legally bound.

Capitalized terms not otherwise defined when they first appear are defined in Appendix I

1.   Demise Title Condition. Lessor hereby leases to Lessee, and Lessee hereby
     ----------------------
leases from Lessor, subject to the terms hereof, all of Lessor's right, title and interest in (i) the parcel of land (the Land) described in Schedule A hereto, (ii) all buildings and improvements now or hereafter existing on the Land and fixtures appurtenant thereto (the Improvements) and (iii) all easements, rights and appurtenances thereto (the Land, Improvements and all such easements, rights and appurtenances, collectively called the Leased Property).

The parties acknowledge that the Leased Property was acquired by Lessor from an affiliate of Lessee immediately prior hereto. The Leased Property is leased in its present condition without representation or warranty by Lessor. Lessee has examined the Leased Property and Lessor's title thereto, and has found the same to be satisfactory for all purposes.

LESSOR HAS NOT MADE AN INSPECTION OF THE LEASED PROPERTY AND MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR A PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN; AND ALL RISKS INCIDENTAL TO THE LEASED PROPERTY SHALL BE BORNE BY LESSEE. LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT TO ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE LEASED PROPERTY OR ANY PORTION THEREOF, WHETHER PATENT OR LATENT, AND LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY FOR ANY DIRECT OR INDIRECT DAMAGE TO PERSONS OR PROPERTY RESULTING THEREFROM OR FOR LESSEE'S LOSS OF USE OF THE LEASED PROPERTY OR ANY PORTION THEREOF OR ANY INTERRUPTION IN LESSEE'S BUSINESS CAUSED BY LESSEE'S INABILITY TO USE THE LEASED PROPERTY OR ANY PORTION THEREOF FOR ANY REASON WHATSOEVER EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS LEASE. LESSOR ACKNOWLEDGES RECEIPT OF THE PROPERTY CONDITION SURVEY. THE PROVISIONS OF THIS PARAGRAPH

HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY LESSOR OF, AND LESSOR DOES HEREBY DISCLAIM, ANY AND ALL WARRANTIES BY LESSOR, EXPRESS OR IMPLIED WITH RESPECT TO THE LEASED PROPERTY OR ANY PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE

2.   Term
     ----

     (a) Subject to the provisions hereof, Lessee shall have and hold the Leased Property for a term (the Basic Term) which shall, begin on the commencement date specified in Item 4 of Schedule B (the Commencement Date) and end at midnight on the basic term expiration date set forth in Item 5 of Schedule B (the Basic Term Expiration Date) unless sooner terminated or extended as hereinafter expressly provided.

     (b) So long as no Event of Default shall have occurred and be continuing on the last day of the then current Term, Lessee may elect to extend and renew the Term for five (5) additional terms, the first such additional term to be ten
(10) years and the second through fifth such additional terms to be five (5) years each (Renewal Terms). Each such election shall be exercised by Lessee not less than the later of (x) 30 days after Lessor delivers to Lessee a "Reminder Notice" (hereafter defined) and (y) 270 days prior to the expiration of the then current Term, by written notice to Lessor, which notice shall include the name and address of Lessee's designated appraiser for determination of the fair market rent in accordance with Schedule H of this Lease. A Reminder Notice shall be a notice from Lessor to Lessee, delivered no sooner than 450 days prior to the expiration of the then current term, advising Lessee of its next renewal right hereunder. Either party, upon request of the other, will execute and acknowledge, in form suitable for recording, an instrument confirming any such extension. Time shall be of the essence with respect to the giving of notice by Lessee of its election to extend any Term.

3.   Rent
     ----

     (a) During the Term, Lessee shall pay the rent provided in Item 7 of Schedule B (Basic Rent) to Lessor (or to such other party as Lessor may from time to time specify in writing) by check, at such place, within the continental United States, as Lessor may from time to time designate to Lessee in writing. Basic Rent shall be payable by Lessee in installments in the amounts set forth in Item 7 of Schedule B and (except for the first payment of Basic Rent which shall be due and payable on the date of commencement of the Basic Term) shall be due and payable on the dates specified in item 7 of Schedule B (Installment Payment Dates) and shall constitute Basic Rent for the periods specified in said item 7. If any Installment Payment Date
falls on a day which is not a Business Day, Basic Rent shall be due and payable on the immediately following Business Day.

     (b) All amounts which Lessee is required to pay or discharge pursuant to this Lease in addition to Basic Rent (including, without limitation, amounts payable as the purchase price for the Leased Property pursuant to Articles 9 and 12, and any amounts payable pursuant to Article 12, 19 or 23 hereof or as liquidated damages pursuant to Article 20) together with every penalty, overdue interest and cost which may be added for nonpayment or late payment thereof, shall constitute additional rent hereunder (Additional Rent). In the event of any failure by Lessee to pay or discharge any Additional Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or otherwise in the case of nonpayment of Basic Rent. Lessee shall, unless otherwise requested by Lessor, pay Additional Rent directly to the Person entitled thereto. Lessee also covenants to pay to Lessor on demand as Additional Rent, interest at a rate (the Overdue Rate), calculated on the basis of a 360-day year of twelve equal months, equal to the greater of (i) twelve percent (12%) per annum or (ii) four percent (4%) per annum over the prime rate reported from time to time in the Money Rates Section of The Wall Street Journal, or if not included in such publication, The New York Times, or if not included in such publication the average prime rate published from time to time in another business newspaper, or business section of a newspaper, of national standing chosen by Lessor, but in no event greater than the maximum rate not prohibited by applicable law, on (i) all overdue installments of Basic Rent from the due date thereof until paid in full, (ii) all overdue amounts of Additional Rent, arising out of obligations which Lessor shall have paid on behalf of Lessee pursuant hereto from the date of such payment by Lessor until paid in full and (iii) each other sum required to be paid by Lessee hereunder which is overdue, including without limitation, amounts payable as the purchase price for the Leased Property pursuant to Articles 9 and 23, and any amounts payable pursuant to Article 12, 19 or 23 or as liquidated damages pursuant to Article 20, from the date such sum was due until the date received by the Person entitled thereto. Lessee also covenants to pay to Lessor on demand as Additional Rent, a late fee equal to 5% of any Basic Rent or Additional Rent which has not been paid within 10 days after the same is due. In the event any Basic Rent or Additional Rent is collected by or through an attorney, as Additional Rent, Lessee agrees to pay all costs of collection, including, but not limited to, attorney's fees, and to reimburse Lessor for any costs of collection, including without limitation, attorney's fees, incurred by Lessor's Mortgagee.

4.   Use. Lessee may use the Leased Property for any lawful purpose in its
     ---
current primary business operations (the "Original Uses") and for any other lawful use provided such other lawful use (i) does not have a material, adverse impact on the value of the Leased Property, (ii) is consistent with the business uses of other properties located in the same general area as the Leased Property, and (iii) does not result in, or increase the likelihood of, a material decline in the value of the Leased

Property or materially increase the risk of loss to Lessor (such as by increasing the potential exposure to hazardous substances or by adversely affecting the ability of the owner to use the Leased Property for the Original Uses due to the potential loss of then existing "grandfathered" zoning status). Lessee may not cease operation at the Leased Property unless (i) no Event of Default exists hereunder and Lessee satisfies the Credit Rating Test (defined in Article 12(c), and (ii) such cessation will not adversely affect the right of the owner of the Leased Property under existing state or zoning laws concerning the discontinuance of non-conforming uses or structures to (A) rebuild the Improvement in the event of a casualty to substantially the same condition as they existed prior to any such casualty and (B) conduct the same use, in the event of a casualty at the Leased Property as conducted by Lessee prior to cessation of its operations. Such cessation of operations will not affect the insurance coverage required to be maintained hereunder, which Lessee agrees to maintain in full force and effect:


5.   Net Lease; Nonterminability.
     ---------------------------

     (a) This Lease is an absolutely "net lease" and Lessee shall pay all Basic Rent and Additional Rent without notice, demand, counterclaim, set-off, deduction, or defense, and without abatement, suspension, deferment, diminution or reduction, free from any charges, assessments, impositions, expenses or deductions of any and every kind or nature whatsoever. All costs, expenses and obligations of every kind and nature whatsoever relating to the Leased Property and the appurtenances thereto and the use and occupancy thereof by Lessee or anyone claiming by, through or under Lessee as lessee hereunder which may arise or become due during or with respect to the Term shall be paid by Lessee. Lessee assumes the sole responsibility for the condition, use, operation, maintenance and management of the Leased Property and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any sublessee of Lessee or anyone claiming by, through or under Lessee for any reason whatsoever, unless such damage is caused by the negligence or intentional wrongful acts of Lessor or Lessor's agents, contractors, invitees or employees.

     (b) Without limiting the generality of the foregoing, during the Term of this Lease, Lessee shall perform all of the obligations of the sublessor under any subleases affecting all or any part of the Leased Property which Lessee may hereinafter enter into as sublessor to the extent that Lessee's failure to perform such obligations could result in the occurrence of an Event of Default under this Lease. Lessee acknowledges and agrees that its obligations hereunder, including, without limitation, its obligations to pay Basic Rent and Additional Rent, shall be unconditional and irrevocable under any and all circumstances and shall not be subject to cancellation, termination, modification or repudiation by Lessee except as expressly set forth in paragraph (h) of Article 9, paragraph (C) of Article 12 and paragraph (e) of Article 23 with respect to the termination of this Lease. Except as expressly provided in paragraph (h) of Article 9, paragraph (c) of Article 12 or paragraph (e) of
Article 23, this Lease shall not terminate, nor shall Lessee have any right to terminate this Lease, and Lessee shall perform all obligations hereunder, including the payment of all Basic Rent and Additional Rent, without notice, demand, counterclaim, set-off, deduction, defense or recoupment, and without abatement, suspension, deferment, diminution or reduction for any reason, including, without limitation, any past, present or future claims which Lessee may have against the Lessor, its mortgagee, their respective successors and assigns or any other Person for any reason whatsoever; any defect in the Leased Property or any portion thereof, or in the title, condition, design, construction, durability or fitness for a particular use thereof; any damage to or destruction or loss of all or part of the Leased Property; any restriction, deprivation (including eviction) or prevention of, or any interference with or interruption of, any use or occupancy of the Leased Property (whether due to any defect in or failure of Lessor's title to the Leased Property, any lien or otherwise, except for liens directly caused by Lessor without Lessee's consent and which are not otherwise the responsibility of Lessee under the express terms hereof); any condemnation, requisition or other taking or sale of the use, occupancy or title to the Leased Property; any action, omission or breach on the part of Lessor under this Lease or under any other agreement between Lessor and Lessee, or any other indebtedness or liability, howsoever and whenever arising, of Lessor, any assignee of Lessor, or Lessee to any other Person, or by reason of insolvency, bankruptcy or similar proceedings by or against Lessor, or any assignee of Lessor, or Lessee; the inadequacy or inaccuracy of the description of the Leased Property or the failure to demise and let to Lessee the property intended to be leased hereby; Lessee's acquisition of ownership of the Leased Property (as to any obligation arising prior to or incident to such acquisition and any obligation intended to survive such acquisition including, without limitation, the payment of the full purchase price in strict accordance with the terms hereof); any sale or other disposition of the Leased Property; the impossibility or illegality of performance by Lessor or Lessee or both; the failure of Lessor to deliver possession of the Leased Property; any action of any court, administrative agency or other governmental authority; or any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding; it being the intention of the parties hereto that all Basic Rent and Additional Rent payable by Lessee hereunder shall continue to be payable in all events and in the manner and at the times herein provided, without notice or demand, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease.

     (c) Lessee will remain obligated under this Lease in accordance with its terms, and will not take any action to terminate (except as expressly provided in Articles 9, 12 and 23 of this Lease), rescind or avoid this Lease for any reason, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Lessor, or any assignee of Lessor, or any action with respect to this Lease which may be taken by any receiver, trustee or liquidator, or any assignee of Lessor or by any court in any such proceeding. Lessee waives all rights at any time conferred by statute or otherwise to quit, terminate or surrender this Lease or the Leased Property or to any abatement, reduction, deferment or set-off of any Basic Rent, Additional Rent or other sum payable hereunder, or for damage, loss or expense suffered by Lessee on account of any cause referred to in this Article 5 or otherwise.

     (d) Lessor and Lessee agree that this Lease is an operating lease and does not represent a financing arrangement Each party shall reflect the transaction represented hereby in all applicable books, records and reports (including income tax filings) in a manner consistent with "operating lease" treatment rather than "financing" treatment

6.   Taxes and Other Charges: Law and Agreements.
     -------------------------------------------

     (a) Lessee shall pay and discharge, on or before the last day upon which the same may be paid without interest or penalty, all taxes, including any tax based upon or measured by gross rentals or receipts from the Leased Property, assessments, levies, fees, water and sewer rents, utility charges, maintenance charges and other governmental and similar charges, and all other liens or charges whatsoever which may be or become a lien against the Leased Property (excluding any Mortgages or other liens created by, through or under Lessor without Lessee's consent and which are not otherwise the responsibility of Lessee under the express terms hereof), general and special, ordinary or extraordinary, and whether or not the same shall have been within the express contemplation of the parties hereto, and any interest and penalties thereon, which are levied or assessed or are otherwise due during the Term (collectively, Taxes and Impositions) against (i) Lessor and which relate to Lessor's ownership of the Leased Property, the use, occupancy, operation or possession of the Leased Property or any part thereof or the transactions contemplated by this Lease, including, if applicable, (a) state franchise or doing business taxes or the like, but only those relating to or resulting solely from Lessor's ownership of the Leased Property and not any other property or any other activity of Lessor, and (b) transfer taxes relating solely to the sale of the Leased Property to or from Lessee or its affiliates or in connection with Lessor's or Lessor's Mortgagee's exercise of remedies after an Event of Default, (ii) the Leased Property or this Lease or the interest of Lessee or Lessor therein, (iii) Basic Rent or Additional Rent or other sums payable by Lessee hereunder, (iv) the use, occupancy, construction, repair or rebuilding of the Leased Property or any portion thereof, or (v) gross receipts from the Leased Property. If any tax and assessment levied or assessed against the Leased Property may legally be paid in installments, Lessee shall have the option to pay such tax or assessment in installments; provided, however, that upon the termination of the Term Lessee shall pay any such tax or assessment which it has been paying in installments in full, on or prior to such termination date. Nothing in this Lease shall require payment by Lessee of any franchise, estate, inheritance, succession, transfer (other than as set forth above), net income or profits taxes of Lessor (other than any gross receipts or similar taxes imposed or levied upon, assessed against or measured by the Basic Rent, Additional Rent or any other sums payable by Lessee hereunder or levied upon or assessed against the Leased Property), any taxes imposed by any state or local government on, or measured by, the net income of Lessor, unless any such tax is in lieu of or a substitute for any other tax or assessment upon or with respect to the Leased Property, in which case such tax would be payable by Lessee hereunder. Lessee shall furnish Lessor and Lessor's Mortgagee with receipts (or if receipts are not available, with copies of cancelled checks evidencing payment with receipts to follow promptly after they become available) showing payment of Taxes and Impositions prior to the applicable delinquency date therefor. Except with respect to taxes or assessments paid by Lessee in installments as set forth above, taxes, assessments, fees, water and sewer rents and other governmental charges which are payable by Lessee shall be apportioned between Lessor and Lessee as of the date on which this Lease terminates.

     Lessee shall establish and maintain the Tax and Insurance Reserve Fund at the times required by and pursuant to the terms of Article 13.

     (b) Lessee shall pay all charges for utility, communication and other services to the extent rendered or used during the Term on or about the Leased Property, whether or not payment therefor shall become due after the Term.

     (C) At Lessee's cost and expense, Lessee shall perform and comply with all laws, rules, orders, ordinances, regulations and requirements now or hereafter enacted or promulgated, of every government and municipality and of any agency thereof having jurisdiction over the Leased Property, and with all restrictions under any reciprocal easement agreement, development agreement or similar agreement, relating to the Leased Property, or the improvements thereon, or the facilities or equipment thereon or therein, or the streets, sidewalks, vaults, vault spaces, curbs and gutters adjoining the Leased Property, or the appurtenances to the Leased Property, or the franchises and privileges connected therewith, whether or not such shall now exist or shall hereafter be enacted or promulgated, and whether or not such are within the present contemplation of Lessor or Lessee (collectively, Legal Requirements), whether or not such Legal Requirements shall necessitate structural changes, improvements, interference with use and enjoyment of the Leased Property, replacements or repairs, extraordinary as well as ordinary. Lessee shall, at Lessee's cost and expense, perform and comply with the terms of any easement granted or released pursuant to Article 21. Lessee shall, at its expense, comply with all provisions of insurance policies required pursuant to Article 13, and with the provisions of all contracts, agreements, instruments and restrictions affecting the Leased Property or any part thereof or its ownership, occupancy, use, operation or possession. Lessor will not enter into any contracts affecting the Leased Property with which Lessee is bound to comply, without Lessee's consent, not to be unreasonably withheld. Lessee shall comply with the terms of and perform its obligations under any consent of Lessee to any assignment of this Lease to Lessor's Mortgagee. This subsection shall not apply to Lessee's compliance with laws relating to Environmental Laws, which are exclusively addressed by Article 9 hereof.

     (d) Notwithstanding the provisions of this Article 6 and Article 7, if no default or Event of Default shall have occurred and be continuing, Lessee shall have the right to contest, in good faith and at its expense, by appropriate legal proceedings (including through abatement proceedings), any Taxes or Impositions, and/or any Legal Requirement affecting the Leased Property, and to postpone payment of or compliance with the same during the pendency of such contest, provided that (i) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, Lessor and the Leased Property, (ii) no, part of the Leased Property nor any Basic Rent or Additional Rent shall be interfered with or shall be in danger of being sold, forfeited, attached or lost, (iii) Lessee shall promptly and diligently prosecute such contest to a final settlement or conclusion, (iv) there shall be no risk of the imposition of civil or criminal liability or penalty on Lessor or Lessor's Mortgagee for failure to comply therewith, (v) Lessee shall satisfy any Legal Requirements, including, if required, that the Taxes and Impositions be paid in full before being contested, (vi) Lessee shall have set aside adequate reserves (which Lessor may at its option require to be placed in escrow with a Depository), for the payment of Taxes and Impositions, together with all interests and penalties, and (vii) Lessee shall have furnished Lessor such security as may be required in the proceeding to insure the payment of any Taxes and Impositions, together with all interest and penalties thereon. Lessee shall pay any and all judgments, decrees and costs (including all attorneys' fees and expenses) in connection with any such contest and shall, promptly after the final determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, and perform all acts the performance of which shall be ordered or decreed as a result thereof. Lessor shall cooperate in good faith with Lessee with respect to any such contest, at Lessee's sole cost and expense, and provided such cooperation shall not create any risk of liability to Lessor, its trustees or beneficiaries.

7.   Liens; Subordinations
     ---------------------

     (a) Lessee represents and warrants that on the date of delivery of this Lease, fee simple title in the Leased Property was vested in Lessor subject only to Permitted Encumbrances. Subject to the provisions of paragraph (d) of Article 6, Lessee will promptly, but in any event no later than 30 days after its Actual Knowledge of the filing thereof but in any event prior to the enforcement of the same, at its own expense remove and discharge of record, by bond or otherwise, any charge, lien, security interest or encumbrance upon the Leased Property, upon any

Basic Rent, or upon any Additional Rent which arises for any reason (except for liens arising out of the act or omission of Lessor without the consent of Lessee), including all liens which arise out of Lessee's possession, use, operation and occupancy of the Leased Property, but not including any Permitted Encumbrances. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof. Notice is hereby given that Lessor will not be liable for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding an interest in the Leased Property or any part thereof through or under Lessee, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Lessor in and to the Leased Property. If Lessee shall fail to discharge any charge, lien, security interest or encumbrance within the time period permitted by this Lease, Lessor may discharge the same by payment or bond or both, and Lessee will repay to Lessor, upon demand, any and all amounts paid therefor, or by reason of any liability on such bond, and also any and all reasonable incidental expenses, including reasonable attorneys' fees, incurred by Lessor in connection therewith together with interest on all such amounts calculated at the Overdue Rate.

     (b) This Lease shall be subject and subordinate to all present and future mortgages (Mortgages) on the fee interest in the Leased Property and to all advances made upon the security thereof, provided that the holder of the Mortgage shall execute and deliver to Lessee an agreement (SNDA Agreement), in form substantially similar to Schedule F hereto, providing that such holder will recognize this Lease and not disturb Lessee's possession of the Leased Property in the event of foreclosure if no Event of Default is then in existence; and concurrently therewith Lessee shall execute and deliver an estoppel certificate in form substantially similar to Schedule G hereto. Lessee agrees, upon receipt of such SNDA Agreement, to execute such further reasonable instrument(s) as may be necessary to subordinate this Lease to the lien of any such Mortgage, and also to execute such instrument(s) recognizing the assignment of this Lease or the Basic Rent, Additional Rent, and other sums payable by Lessee hereunder to the holder of any such Mortgage. The term "Mortgage" shall include deeds of trust or any other similar lien documents.

     (C) Lessee agrees to attorn, from time to time, to the holder of each Mortgage and/or the holder of such subsequent mortgage, or any purchaser of the Leased Property, for the remainder of the Term, provided that such holder or such purchaser, shall then be entitled to possession of the Leased Property subject to the provisions of this Lease. The provisions of this subsection shall inure to the benefit of such holder or such purchaser, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the foreclosure of the Mortgage (in which event the parties shall execute a new lease for the remainder of the Term on the same terms set forth herein), shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Each such party, however, upon demand of the other, hereby agrees to execute, from time to time, instruments in confirmation of the foregoing provisions hereof, reasonably satisfactory to the requesting party acknowledging such subordination, non-disturbance and attornment as are provided herein and setting forth the terms and conditions of its tenancy.

B.   Indemnification; Fees and Expenses.
     ----------------------------------

     (a) Lessee shall protect, defend and indemnify Lessor, Lessor's Mortgagee, the successors and assigns of either, the beneficial owners of any of the foregoing and the trustees, beneficiaries, partners, shareholders, officers, directors, agents or employees of Lessor, Lessor's Mortgagee or any such successor or assign or beneficial owner (each an Indemnified Party and collectively, the Indemnified Parties), against and hold the Indemnified Parties harmless from all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), claims, demands or judgments of any nature (a) arising or alleged to arise from or in connection with the condition, use, operation, maintenance, subletting and management of the Leased Property,
(b) relating to the Leased Property and the appurtenances thereto and the use and occupancy thereof by Lessee or anyone claiming by, through or under Lessee or (c) arising or alleged to arise from or in connection with any of the following events: (i) any injury to, or death of, any person or any damage to or loss of property on or adjacent to the Leased Property or growing out of or directly or indirectly connected with, ownership, use, nonuse, occupancy, operation, possession, condition, construction, repair or rebuilding of the Leased Property or adjoining property, sidewalks, streets or ways or resulting, from the condition of any thereof; (ii) any claims by third parties resulting from any violation or alleged violation by Lessee of (A) any provision of this Lease, or (B) any Legal Requirement, or (C) any other lease or agreement relating to the Leased Property, or (D) any contract or agreement to which Lessee is a party or any restriction, law, ordinance or regulation, affecting the Leased Property or the ownership, use, nonuse, occupancy, condition, operation, possession, construction, repair or rebuilding thereof or of adjoining property, sidewalks, streets or ways; (iii) any contest permitted by
Article 6; or (iv) Lessee's failure to pay in accordance with the terms and provisions hereof any item of Additional Rent or other sums payable by Lessee hereunder. Lessee shall not be liable in any case to any Indemnified Party for any liabilities, obligations, claims, damages, penalties, causes of action, costs or expenses to the extent that they result from the gross negligence or willful misconduct of such Indemnified Party. If Lessor, Lessor's Mortgagee, or any agent of Lessor or Lessor's Mortgagee, or any other Indemnified Party, shall be made a party to any such litigation commenced against Lessee, and if Lessee, at its expense, shall fail to provide Lessor or Lessor's Mortgagee or its agent or other Indemnified Party with counsel reasonably acceptable to such party, Lessee shall pay all costs and reasonable attorney's fees and expenses incurred or paid by Lessor or Lessor's Mortgagee or its agent or other Indemnified Party in connection with such litigation.

     (b) The representations, warranties and obligations of Lessee, and the rights and remedies of each Indemnified Party under this Article 8, are in addition to and not in limitation of any other representations, warranties, obligations, rights and remedies provided in this Lease or otherwise at law or in equity, and shall survive the expiration or termination of this Lease.

     (c) This Article 8 shall not affect the respective rights, obligations and remedies of the parties with respect to Environmental Laws or Hazardous Substances, which are governed exclusively by Article 9 hereof.

9.   Environmental Matters.
     ----------------------

     (a) Lessee represents and warrants and covenants to the Indemnified Parties that

         (i) at all times during the Term of this Lease, (x) the Leased Property, Lessee, all sublessees and any assignees of Lessee, and all other parties claiming by, through, or under Lessee, shall comply with all applicable Environmental Laws; (y) Lessee, all sublessees and any assignees of Lessee, and all other parties claiming by, through, or under Lessee, shall have obtained all permits, licenses, and any other authorizations required to conduct its or their operations at the Leased Property that are required under all applicable Environmental Laws and Lessee, all sublessees and any assignees of Lessee, and all other parties claiming by, through, or under Lessee, shall be in compliance with the same; and (z) to the extent required by applicable Environmental Laws, Lessee shall remove and dispose of any Hazardous Substances present on the Leased Property not in compliance with applicable Environmental Laws;

         (ii) except as disclosed in the Environmental Site Assessment: the Leased Property is in compliance in all material respects with applicable Environmental Laws; no Hazardous Substances are or have been discharged, generated, treated, disposed of, or stored on, incorporated in or removed or transported from the Leased Property except in compliance in all material respects with applicable Environmental Laws or as disclosed in the Environmental Site Assessment. Except as disclosed in the Environmental Site Assessment: no material notices, complaints or orders of violation or non-compliance of any nature whatsoever regarding alleged violations of, or strict liability under, Environmental Laws have been issued to Lessee or, to the best of its knowledge, to any Person regarding the Leased Property, and Lessee has no Actual Knowledge that any material federal, state or local governmental environmental investigation nor any material legal action by a private party is pending or threatened, in each case with regard to the Leased Property or any use thereof or any alleged material violation of Environmental Laws with regard to the Leased Property; no liens have been placed upon the Leased Property in connection with any actual or alleged liability under any Environmental Laws;

          (iii) except as disclosed in the Environmental Site Assessment: the Leased Property has not been used by Lessee or, to the best of Lessee's knowledge, by any other Person and will not be used during the Term of this Lease to generate, manufacture, refine, produce or process any Hazardous Substance or to store, handle, treat, dispose, transfer or transport any Hazardous Substance other than normal and lawful uses of such Hazardous Substances in compliance in all material respects with Environmental Laws which activities have not had and will not have any material adverse effect upon the Leased Property;

          (iv) except as set forth in the Environmental Site Assessment no pits, lagoons, ponds, or other surface impoundments, above ground tanks or other containment structures have been or will be constructed, operated or maintained in or on the Leased Property in violation in any material respect of applicable Environmental Laws and no underground storage tanks exist or will be constructed, operated or maintained in or on the Leased Property except in compliance in all material respects with Environmental Laws; to the best of Lessee's knowledge, there is presently no asbestos nor asbestos-containing material (except commercially produced product in non-friable bonded form in floor, ceiling or wall materials which is in good condition, the presence of which complies with all Environmental Laws; Lessee shall deliver to Lessor within sixty (60) days from the date hereof, and thereafter implement a written asbestos-containing material operations and maintenance plan for any such identified or presumed asbestos-containing materials, which addresses 29 C.F.R. 1910 et seq. (the "Asbestos 0 & M Plan") such written plan to be in form and
     -- ---
content reasonably acceptable to Lessor and Lessor's Mortgagee) nor any PCB-containing equipment, including PCB-containing transformers, located in, on, at or under the Leased Property nor will any of the foregoing be located in, on, at or under the Leased Property at any time during the Term of this Lease;

          (v) except as set forth in the Environmental Site Assessment: other than lawful quantities in connection with Lessee's use of the Leased Property in compliance in all material respects with Environmental Laws, to Lessee's Actual Knowledge the Leased Property is free of Hazardous Substances at, in, on, over or under the Leased Property, regardless of the source of any such Hazardous Substances; and

          (vi) to Lessee's Actual Knowledge, the Environmental Site Assessment is true, correct and complete, and contains no misstatement of fact or omission of any fact which would make the statements contained therein untrue, incomplete or misleading in any material respect.

     (b) Promptly upon obtaining Actual Knowledge thereof, Lessee shall give to Lessor notice of the occurrence of any of the following, in each case relating to the Leased Property or the use, occupancy or operation thereof in respect of any Environmental Law: (i) the failure of the Leased Property, Lessee, any sublessee or assignee of Lessee or invitee of Lessee, or any other party claiming by, through, or under Lessee, to comply therewith in any manner whatsoever; (ii) the issuance to Lessee, or any sublessee of any portion of the Leased Property or any assignee of Lessee, or any other party claiming by, through, or under Lessee, of any notice, complaint or order of violation or non-compliance therewith of any nature whatsoever; (iii) any notice of a pending or threatened investigation thereunder; (iv) any notice from any governmental agency requiring any corrective action with respect to the Leased Property thereunder; or (v) any notice or other communication with respect to a pending or threatened governmental or private party action relating to violation thereof.

     (c) At any time (i) if Lessor receives notice that an adverse change in the environmental condition of the Leased Property has occurred or that an adverse environmental condition with respect to the Leased Property has been discovered, Lessor shall give notice thereof to Lessee, and if Lessee shall not
(A) diligently connanence to cure such condition, to the extent necessary to meet Legal Requirements to comply fully with applicable Environmental Laws, or to prevent a material diminution in the fair market value of the Leased Property related to the environmental condition, within 30 days after receipt of such notice (or such shorter period as may be required by law or in the event of an emergency), provided that if such cure cannot be completed with diligence within such 30 day period, and so long as Lessee is performing such cure with reasonable diligence, the time period within which such cure may be completed shall be extended for such period as may be reasonably necessary to complete such cure with diligence, provided the same shall be subject to Lessor's approval and is consistent with the requirements of applicable law, and (B) thereafter diligently prosecute to completion such cure, or (ii) in any event after an Event of Default has occurred and is continuing hereunder or if Lessor or Lessor's Mortgagee has reasonable cause to believe that Lessor is in default or has permitted a default hereunder or that there has been a material adverse change in the environmental condition of the Leased Property, Lessor may cause to be performed or direct Lessee to cause to be performed an environmental audit or site assessment of the Leased Property and the then uses thereof reasonable in scope under the circumstances, and may take such actions as it may deem necessary to cure such condition or to cause the Leased Property to comply with any Environmental Laws. Notwithstanding the foregoing, Lessor may not exercise its rights under clause (ii) above more than once in any twelve month period, unless an Event of Default has occurred during such period, in which event such limitation shall not be applicable. Such environmental audit or site assessment shall be performed by an engineer qualified by law and experience to perform the same and satisfactory to Lessor and Lessor's Mortgagee, shall include a review of the uses of the Leased Property and compliance of the same with all Environmental Laws, and shall include an estimate of the cost to cure any breach or default in Lessee's covenants hereunder. All costs and expenses incurred by Lessor or Lessor's Mortgagee in connection with such environmental audit or assessment and any remediation required shall be paid by Lessee upon demand and shall bear interest after 30 days after demand therefor at the Overdue Rate. Such audit or assessment shall be addressed to Lessor and Lessor's Mortgagee and shall provide expressly that they can rely on its findings. Except as required by law, the results of such audit or assessment shall not be disclosed to third parties by Lessor or Lessor's Mortgagee without the prior written consent of Lessee.

     (d) Subject to the provisions of paragraph (d) of Article 6 hereof, in the event of a violation of or the discovery of a violation of any Environmental Law by Lessee, any sublessee of any portion of the Leased Property, any assignee of Lessee or any invitee of Lessee, or any other Person claiming by, through, or under Lessee, or resulting from Lessee's failure to comply with this Article 9, Lessee shall promptly perform all remedial actions to clean up, contain, or remove any Hazardous Substances on, under or in the Leased Property in accordance with, and as required by, applicable Environmental Laws and otherwise to cure any such violation of any Environmental Law, all at Lessee's sole cost and expense. Lessee shall determine the nature and scope of all such required remedial actions within 30 days after obtaining Actual Knowledge of any such violation and shall complete all such actions within 120 days following the date that the nature and scope of such required remedial actions are identified, provided that if such remedial actions cannot be completed with diligence within such 120 day period, and so long as Lessee is performing such remedial actions with due diligence, the time within which such remedial actions may be completed shall be extended for such period as may be reasonably necessary to complete such remedial action with diligence, provided the same shall be subject to Lessor's approval and consistent with the requirements of applicable law. If, as a result of any such violation, a lien attaches to the Leased Property that takes priority over the lien of the Mortgage, Lessee shall promptly, and in any event within 10 days after the attachment of any such lien, discharge or contest such lien in accordance with Article 6(d) and post a bond or deposit an irrevocable letter of credit with Lessor's Mortgagee, in either event satisfactory in form and substance and with a surety or obligor satisfactory to Lessor's Mortgagee and in an amount sufficient to discharge such lien.

     Reference is made to those certain agreements and indemnities made by Ball Metal Food Container Corp. and Ball Corporation (collectively, "Ball") to Lessee with respect to environmental matters affecting the Leased Property pursuant to a certain Asset Purchase Agreement dated October 6, 1996 between Lessee and Ball (the "Ball Environmental Indemnities"). Lessee agrees that it will not knowingly waive or terminate any material right under the Ball Environmental Indemnities without Lessor's consent, that it will give notice to Lessor of all claims and demands made by

Lessee under the Ball Environmental Indemnities (whether or not they relate to the Leased Property or to other property covered thereby), and will keep Lessor reasonably informed of the status of any remediation or investigation of hazardous materials made by Ball, Lessee or any affiliate of Lessee with respect to the Leased Property or any other property adjacent to or in the vicinity of the Leased Property, and will provide to Lessor copies of all reports, test results and other material non-privileged written documentation in its possession or control from time to time relating to any such remediation or investigation.

          Lessee agrees to implement a routine monitoring program as recommended by the Environmental Site Assessment and promptly to provide all results, data, reports and work product from such program to Lessor.

     (e) Lessee agrees to indemnify, defend and hold harmless each Indemnified Party from and against any and all losses which may be suffered or incurred by, or asserted against such Indemnified Party to the extent arising directly or indirectly out of, (i) the use, storage, transportation, disposal, treatment, release, threatened release, discharge, emission, generation or presence of any Hazardous Substances at, from, on, over, under or in the Leased Property occurring before or during the Term of the Lease, regardless of whether a claim is brought or loss suffered or incurred before, during or after the Term of this Lease and regardless of the source of any such Hazardous Substances, or (ii) any default in. the performance of any obligation under this Article 9 or any violation of any Environmental Law with respect to the Leased Property or by Lessee or any Person claiming by, through or under Lessee, or resulting from Lessee's failure to comply with this Article 9, except to the extent any such losses arise out of the gross negligence or willful misconduct of Lessor. Lessee agrees to execute and to cause Guarantor to execute and deliver to Lessor's Mortgagee such separate instrument of indemnity with respect to environmental matters as Lessor's Mortgagee may reasonably require (the "Mortgagee Indemnity"), provided that in the event of any conflict in the terms, conditions or enforcement of the indemnification provided for in this Section 9(e) and the Mortgagee Indemnity, the terms, conditions and enforcement of the Mortgagee Indemnity shall take precedence.

     (f) The obligations and liabilities of Lessee with respect to each Indemnified Party, actual or contingent, under this Article 9 and relating to the period through the end of the Term, whether arising before or after the Term, shall survive such termination of this Lease or the abandonment of the Leased Property by Lessee and repayment of the Notes, or any acquisition or disposition of the Leased Property, whether pursuant to subparagraph (h), below, or otherwise, except with respect to events and circumstances resulting solely from the acts of any Person other than Lessee, any Affiliate of Lessee, or any Person claiming by or through Lessee or any such Affiliate and occurring after the foreclosure of the lien of the Mortgage and the sale of the Leased Property pursuant to such foreclosure.

     (g)  In the event that Lessee is in default of any obligation under this
Article 9, such default occurs on or before September 15, 2011, and Lessor reasonably believes that the cost to cure such default will exceed $3,000,000 then, in addition to and not in limitation of, all other rights of Lessor hereunder and without regard to whether such default constitutes an Event of Default, Lessor may by written notice to Lessee (an Article 9 Notice) require Lessee to purchase the Leased Property in the manner and under the terms of
Article 15. If Lessor requires Lessee to purchase the Leased Property pursuant to this Article, then Lessee shall purchase the Leased Property on an Installment Payment Date specified by Lessor not less than 30 nor more than 90 days after the giving of the Article 9 Notice for a purchase price equal to the Termination Value as of the date of such purchase plus the Reinvestment Premium.

     (h) Lessee shall use commercially reasonable efforts to comply with all of the obligations of the insured (other than the obligation to pay premiums, which shall be the responsibility of Lessor) arising under that certain insurance obtained by Lessor from United Capitol Insurance Company, and any renewals or replacements thereof, for the mutual benefit of Lessor and Lessor's Mortgagee, during the entire term of this Lease.

          The Environmental Insurance Policy shall contain such provisions as Lessor deems necessary or desirable to protect its interest and shall be satisfactory in form and substance to Lessor.

          In the event that, during the twelve months prior to the last year that the Environmental Insurance Policy remains in effect, there is an "Environmental Contamination Discovery," as that term is defined in the Environmental Insurance Policy, Lessor may at its option purchase an "Extended Reporting Option;' as that term is defined in the Environmental Insurance Policy, and the obligations of Lessee arising under this Section 9(i) shall apply to such Extended Reporting Option. In the event the terms within quotes in this paragraph are not defined in the Environmental Insurance Policy, then they shall have the meaning commonly used in the industry.

     10.  Maintenance and Repair; Additions.
          ---------------------------------

     (a) Lessee will, at its cost and expense, keep and maintain the Leased Property, including all buildings, and any altered, rebuilt, additional or substituted buildings, and other improvements, in the same condition as on the date of this Lease, ordinary wear and tear excepted, and (except as otherwise provided in paragraph (c) of Article 12) will make all structural and non-structural, and ordinary and extraordinary changes, repairs and replacements, foreseen or unforeseen, which may be required, whether or not caused by its act or omission, to be made upon or in connection with the improvements to the Leased Property in order to keep the same in such condition, including taking action necessary to maintain the Leased Property in compliance with Legal Requirements (other than Environmental Laws, which are solely governed by Article 9 hereof.) Without limiting the foregoing, Lessee acknowledges and agrees that its obligation as aforesaid shall include the roof replacement and asphalt paving described in the Property Condition Survey. Lessee shall keep the Leased Property orderly and free and clear of rubbish. Lessor shall not be required to maintain, alter, repair, rebuild or replace any improvements on the Leased Property or to maintain the Leased Property, and Lessee expressly waives the right to make repairs at the expense of Lessor pursuant to any law at any time in effect. Lessor shall have no obligation to incur any expense of any kind or character in connection with the management, operation or maintenance of the Leased Property during the Term of the Lease. Lessee shall use and operate the Leased Property or cause it to be used and operated only by personnel authorized by Lessee and Lessee shall use reasonable precautions to prevent loss or damage to the Leased Property from fire and other hazards.

     (b) If any Improvements shall encroach upon any property, street or right-of-way adjoining or adjacent to the Leased Property, or shall violate any restrictive covenant affecting the Leased Property or any part thereof, or shall impair the rights of others under or obstruct any easement or right-of-way to which the Leased Property is subject (excluding, however, covenants, easements or rights-of-way granted by Lessor after commencement of the Term without the consent of Lessee), then, promptly after the written request of Lessor or any Person affected by any such encroachment, violation, impairment or obstruction, Lessee shall, at its expense, either (i) obtain effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, impairment or obstruction or (ii) make such changes in the Improvements and take such other action as shall be necessary to remove such encroachments or obstructions and to end such violations or impairments, including, if necessary, the alteration or removal of any Improvement. Any such alteration or removal shall be made to the same extent as if such alteration or removal were an alteration under the provisions of paragraphs (c) or (d) of this
Article 10 and there shall be no abatement of rent by reason of such alteration or removal.

     (c) Lessee shall have the right to make non-structural alterations, modifications or improvements to the Improvements and the Land and to make any alterations, additions, modifications or improvements to the Leased Property whether or not structurally integrated with the existing Improvements, the cost of which in any instance is $250,000 or less (a Minor Addition) without Lessor's consent; provided, however, that prior to commencing any addition having a potential cost exceeding $250,000, Lessee shall have delivered to Lessor and Lessor's Mortgagee (A) a certificate of a structural engineer licensed in the state in which the Leased Property is located and (B) a certificate of an officer of Lessee certifying that such Minor Addition, if constructed in accordance with the proposed plans and specifications, copies of which shall be delivered to Lessor and Lessor's Mortgagee, will not adversely affect the structural integrity of the Improvements or materially impair the utility, fair market value, useful life or operation of the Leased Property and will conform with the character and quality of the existing Improvements and all Legal Requirements (including, without limitation, the Americans with Disabilities Act), provided that no such Certificate under clause
(A) above shall be required for any addition which does not involve the preparation of plans and specifications. All Minor Additions will be constructed in a good and workmanlike manner using a quality of material and workmanship at least as good as to the original work or installation of the Improvements and in compliance with all applicable Legal Requirements and will be completed in a commercially reasonable time period. Each Minor Addition shall be made at the sole cost and expense of Lessee, may not be encumbered by Lessee and (other than Trade Fixtures) shall become the property of Lessor and subject to this Lease, provided that Lessee may remove any Minor Addition which is non-structural, provided Lessee repairs any damage resulting from such removal. No Minor Addition or other alteration or addition which does not satisfy all of the foregoing requirements of this subparagraph (c) shall be made without Lessor's written consent, which will not be unreasonably withheld, conditioned or delayed.

     Lessee agrees to complete the repairs, replacements and improvements to the Leased Property described on Schedule I (the "Scheduled Capital Improvements") in accordance with the provisions of this Article 10 no later than one year from the date hereof, except that the parking lot resurface work identified in
Schedule I (the "Immediate Repair Work") shall be completed no later than six
(6) months from the date hereof, and the roof repair work identified in Schedule I shall be completed no later than eighteen (18) months from the date hereof Lessee represents and warrants to Lessor that the estimated cost to complete such Scheduled Capital Improvements is as set forth on Schedule I.

     Lessor and Lessee acknowledge that, without limiting Lessor's other rights hereunder, in the event that the Immediate Repair Work is not completed within six (6) months from the date hereof, Lessee shall immediately deposit with Lessor an amount (the "Escrow Funds") equal to the lesser of (A) Fifty-Five Thousand Dollars ($55,000.00) or (B) one hundred twenty-five percent (125%) of the cost to complete the Immediate Repair Work as determined in writing by EMG, such determination to be made at Lessee's sole cost and expense. Lessor shall cause the Escrow Funds to be released to Lessee upon satisfaction of the Completion Conditions (hereafter defined) with respect to the Immediate Repair Work.

     Lessee agrees to provide no later than the date by when each Scheduled C4pital Improvement is to be completed the following:

          (i) an affidavit from Lessee certifying that the Lessee has completed the Scheduled Capital Improvement and that all costs in connection therewith have been paid, together with copies of receipts for paid invoices.

          (ii) copies of building permits, certificates of occupancy or other certificates issued by governmental authorities, if any, in connection with the work performed.

          (iii) a letter from the entity which prepared the Property Condition Survey, addressed to Lessor and Lessor's Mortgagee, confirming that the applicable Scheduled Capital Improvements have been completed in a good and workmanlike manner.

     The delivery of the items described in clauses (i) through (iii) above shall, with respect to each particular Scheduled Capital Improvement, constitute satisfaction of the "Completion Conditions."

     Lessor and Lessee agree that, notwithstanding anything to the contrary set forth in this Lease, the Scheduled Capital Improvements may be completed without Lessee being required to comply with clauses (A) and (B) of the first sentence of Section 10(C) hereof.

     (d) All work done in accordance with this Article 10 shall comply with the requirements of all insurance policies required to be maintained by Lessee hereunder.

11.  Trade Fixtures. Lessor acknowledges and agrees that all personal property,
     --------------
trade fixtures, machinery and equipment, including the items of trade fixtures, machinery and equipment described in Schedule E (but specifically excluding Improvements, electrical, plumbing, HVAC and other building systems and other replacements of fixtures, machinery and equipment which are the property of Lessor) hereto are and shall remain the property of Lessee (Trade Fixtures) and be treated as "trade fixtures" for the purposes of this Lease and Lessee shall remove the same from the Leased Property at any time prior to the termination of this Lease, and Lessee shall repair any damage to the Leased Property resulting from such removal. Lessee may, at its own cost and expense, install or place or reinstall or replace upon or remove from the Leased Property any such Trade Fixtures. Any such Trade Fixtures shall not become the property of Lessor. Replacements of fixtures, machinery and equipment which are property of the Lessor shall be of at least equal quality to the replaced fixtures, machinery and equipment as of the Commencement Date, reasonable wear and tear excepted. Lessor agrees, at Lessee's expense, to confirm that it has no interest in, and to waive any right to place a lien against, any Trade Fixtures.

12.  Condemnation and Casualty.
     -------------------------

     (a)  Lessee hereby assumes all risk of loss, damage or destruction, whether
(i) by fire or hazard or casualty, or the theft of all or any portion of the Leased Property (a Casualty) or (ii) by taking, condemnation, seizure, confiscation or requisition of use or title of all or any portion of the Leased Property by any governmental body or authority or any Person legally vested with such powers (a Taking; a Taking and a Casualty are each sometimes referred to as a Destruction). Lessee hereby assigns to Lessor any award or insurance or other payment to which Lessee may become entitled by reason of its interest in the Leased Property (other than any award or insurance or other payment made to Lessee specifically made for interruption of business, moving expenses or Trade Fixtures; hereinafter referred to as Lessee's Loss), if the Leased Property, or any portion thereof, is damaged, destroyed, lost or taken in a Taking or a Casualty. If a Destruction with respect to the Leased Property occurs, the Lessee shall give Lessor and Lessor's Mortgagee prompt written notice thereof, and describe in reasonable detail in each case the circumstances of the Taking or Casualty and the damage to or loss of the Leased Property. So long as no Event of Default has occurred and is continuing, and provided Lessee satisfies the Credit Rating Test and the Restoration Test (defined in Section 12(c) hereof) Lessee shall at its cost and expense, in the name and on behalf of the Lessor, Lessee, Lessor's Mortgagee or otherwise, appear in any such proceeding or other action, negotiate, accept and prosecute any claim for any award, compensation, insurance proceeds or other payment on account of any such Casualty or Taking and, subject to paragraph (b) below, cause each such award, compensation, insurance proceeds or other payment to be paid to Lessor's Mortgagee, if any, and otherwise, to Lessor. Lessee shall use commercially reasonable efforts to achieve the maximum award or other recoveries obtainable under the circumstances. Any negotiated awards, settlement or recoveries shall be subject to Lessor's and Lessor's Mortgagee's prior written approval. Lessor may appear in any such proceeding or other action in a manner consistent with the foregoing and if an Event of Default then exists hereunder, the reasonable costs and expenses of any such appearance shall be borne by Lessee and payable to Lessor as Additional Rent. Lessee shall promptly inform Lessor of all settlement offers. If an Event of Default has occurred and is continuing, or if Lessee does not satisfy the Credit Rating Test or the Restoration Test, Lessor's Mortgagee (or if there be none, Lessor) shall have the right at Lessee's cost to negotiate, adjust and settle awards, settlements and recoveries without Lessee's approval.

     (b) If there shall be a Destruction affecting the Leased Property or any part thereof, then Lessee shall give prompt written notice of such Destruction to Lessor and Lessor's Mortgagee, including a description thereof in reasonable detail. Thereafter, Lessee shall, at Lessee's own cost and expense, proceed with diligence and promptness (i) to carry out any work necessary to make the Leased Property safe and secure, and (ii) to restore, repair, replace, rebuild and/or improve the Leased

Property in order to restore the Leased Property, as nearly as practicable, to a condition not less than the condition required to be maintained hereunder immediately prior to such Destruction. All construction work shall be undertaken and completed in the same manner as if the same were a Minor Addition, but subject to the reasonable requirements of Lessor's Mortgagee as provided for in clause (ii) below, including, without limitation, review and approval of plans and specifications to confirm consistency with the requirements of the Lease. The foregoing obligations of Lessee so to restore, repair, replace and/or rebuild the Leased Property shall not be applicable (but the foregoing obligations of Lessee to make the Leased Property safe and secure shall be applicable) if Lessor terminates the Lease pursuant to paragraph (c).

Basic Rent and Additional Rent shall not abate hereunder by reason of any Destruction affecting the Leased Property, and this Lease shall continue in full force and effect and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such Destruction.

The Net Award (as defined in Appendix I) shall be applied to effect compliance with Lessee's obligations hereunder. If the Net Award is less than the estimated cost of restoring or rebuilding the Improvements to the condition required in this paragraph (b) (as reasonably determined by Lessor at Lessee's expense), then, unless such estimated cost is less than the Restoration Threshold Amount, Lessee shall deposit the amount by which such estimated cost exceeds the Net Award with the Depositary (as defined below) or shall post an equivalent bond or other security reasonably satisfactory in form and substance to Lessor and Lessor's Mortgagee issued by a surety, bank or other Person satisfactory to Lessor and Lessor's Mortgagee, whereupon such deposit or bonded amount shall be part of the Net Award for purposes of paragraph (b) of this Article 12. If the Net Award does not exceed $25,000 (the Restoration Threshold Amount, provided that so long as no Event of Default has occurred and is continuing and Lessee satisfies the Credit Rating Test, the Restoration Threshold Amount shall. be $500,000) then the Net Award shall be promptly paid to Lessee to be applied to the repair and rebuilding required by this paragraph (b). If the Net Award exceeds the Restoration Threshold Amount then:

     (i) the full amount thereof shall be paid to a depositary (the Depositary). The Depositary shall be (a) Lessor's Mortgagee or its servicer, or (b) a bank or trust company selected by Lessor and approved by Lessor's Mortgagee, and reasonably satisfactory to Lessee, and which has an issuer credit rating (hereafter, "credit rating") from S&P or Moody's (or any successor to either entity) of "A" or "A2", respectively, or better. The Depositary shall have no affirmative obligation to prosecute a determination of the amount of, or to effect the collection of, any insurance proceeds or condemnation award or awards. Moneys so received by the Depositary shall be held by the Depositary in trust separately for the uses and purposes provided in this Lease. To the extent not available to be paid from the Net

Award, fees and expenses payable to the Depositary shall be paid by Lessee as Additional Rent.

          (ii) Payments of the Net Award for the actual costs and expenses incurred by Lessee in connection with such repair and rebuilding shall be made to Lessee by the Depositary after written notice to the Depositary, with a copy to Lessor, setting forth in reasonable detail all of such costs and expenses actually incurred by Lessee, provided that draws shall be made no more frequently than on a monthly basis. Lessee shall comply with the reasonable requirements of Lessor's Mortgagee, if any, with respect to the distribution of any Net Award by the Depositary, including without limitation that Lessor's Mortgagee shall have received applicable lien waivers, architect's certificates and title insurance endorsements, and that no Event of Default shall have occurred and be continuing hereunder.

     (c)  Notwithstanding the foregoing, if there is any Destruction and either
(i) at the time of such Destruction, Guarantor has a credit rating from S&P of "BB-" or better and, if the Credit Rating is BB- a watch position of neutral or better (the "Credit Rating Test"), and the value of the Leased Property immediately following such Destruction is less than 50% of its value immediately prior to such Destruction, or (ii) at the time of such Destruction or at any time thereafter until the Leased Property is restored pursuant to this Article 12, there shall be an Event of Default or any monetary default shall exist (Lessee having no rights to an abatement or reduction of Basic Rent, Additional Rent or other sums due hereunder), or (iii) Lessee fails to deliver to Lessor within six months of the Destruction an architect's certificate satisfactory to Lessor that restoration of the Leased Property is capable of being completed with reasonable diligence by the Outside Restoration Date and such failure continues for 20 days after Lessee's Actual knowledge or such failure, or (iv) Lessor fails to complete such restoration by the Outside Restoration Date (clauses (iii) and (iv) being referred to as the "Restoration Test") then, at the option of Lessor, upon notice from Lessor of any such event which makes specific reference to this Article 12(c) and the invocation of the offer provisions hereinafter provided for, Lessor may require Lessee to make and Lessee shall be deemed to have made an offer to purchase the Leased Property in the manner and under the terms of Article 15 on the Installment Payment Date first occurring thirty (30) days after Lessor's acceptance of such offer for a purchase price equal to the Termination Value as of the date of purchase plus the Reinvestment Premium, less in all events the Net Award actually received by Lessor or Lessor's Mortgagee (and Lessor shall assign to Lessee any other Net Award.) Lessor shall have sixty (60) days after such offer to accept or reject it, and if it fails to act, it shall be deemed to have accepted such offer. No rejection of such offer shall be effective unless consented to by Lessor's Mortgagee. If Lessor rejects such offer, this Lease shall terminate on the Installment Payment Date first occurring thirty (30) days after such rejection, and the entire Net Award shall be retained by Lessor.

     For purposes hereof, the "Outside Restoration Date" shall mean 18 months after the Destruction, subject to extension by Lessor of not more than 90 days to the extent that restoration is delayed due to acts of God, unavailability of materials, strike, or further Destruction.

     (d)  Notwithstanding any other provision to the contrary contained in this
Article 12, in the event of a temporary condemnation, this Lease shall remain in full force and effect (including without limitation the obligation of Lessee to continue to pay Basic Rent and Additional Rent) and the Lessee shall be obligated to continue to pay Basic Rent and Additional Rent and Lessee shall be entitled to the Net Award allowable to such temporary condemnation; except that any portion of the Net Award allocable to the time period after the expiration or termination of the Term shall be paid to Lessor.

13.  Insurance.
     ---------

     (a) Lessee shall, at its cost and expense, maintain or cause to be maintained valid and enforceable insurance of the following character and shall cause to be delivered to Lessor and Lessor's Mortgagee annual certificates of the insurers as to such coverage and shall comply with the requirements of this
Article 13 (Insurance Requirements):

          (i) "all risks" property insurance covering the Leased Property and all replacements and additions thereto, and all building materials and other property which constitute part of the Leased Property in a manner consistent with insurance maintained by Lessee on properties similar to the Leased Property and in any event in amounts not less than the actual replacement cost of the Leased Property less Land and other uninsurable items, subject to an agreed value endorsement (to be updated annually), together with a replacement cost endorsement and an endorsement providing for law and ordinance coverage, all of such insurance to have a deductible not greater than $25,000.

          (ii) public liability insurance covering legal liability on an "occurrence" basis against claims for bodily injury, death or property damage, occurring on, in or about the Leased Property and the adjoining land, streets, sidewalks or ways occurring as a result of construction and use and occupancy of facilities located on the Leased Property or as a result of the construction thereof or the use of products or materials manufactured, processed, constructed or sold, or services rendered, on the Leased Property, in the minimum amount of $5,000,000 (or such higher amount as Lessor may reasonably require from time to time) with respect to any one occurrence, accident or disaster or incidence of negligence and with a maximum deductible reasonably acceptable to Lessor.

     (iii) Worker's compensation insurance (or other similar insurance or self insurance program permitted and in compliance with the laws of the state in which the Leased Property is located) covering all Persons employed in connection with any work done on or about the Leased Property with respect to which claims for death or bodily injury could be asserted against Lessor, Lessee or the Leased Property, complying with the laws of the state in which the Leased Property is located.

     (iv) if any portion of the Leased Property is located in an area designated by the Federal Emergency Management Association as having special flood hazards, flood insurance in the maximum available amount under the Flood Disaster Protection Act of 1973 and otherwise meeting the requirements of the Federal Insurance Administration.

     (v) business interruption insurance in amounts sufficient to compensate Lessor for all Basic Rent, Additional Rent or other income hereunder during a period not less than twelve (12) months, the amount of such coverage to be adjusted annually to reflect the Basic Rent, Additional Rent and other income payable during the succeeding twelve (12) month period.

     (vi) Such other insurance, in such amounts, against such risks, and with such other provisions as is customarily and generally maintained by operators of similar properties, including insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus.

Such insurance shall be written by insurance companies with a general policyholder's service rating of not less than "A" and a financial rating of not less than "XI" as rated in the most currently available Best's Insurance Reports, and with claims paying ability rating from S&P and Moody's of "A" (or "AA" with respect to policies described under subparagraph v) or better and which are legally qualified to issue such insurance in the state where the Leased Property is located, and otherwise satisfactory to Lessor.

Insurance certificates evidencing the coverage required above shall be deposited with the Lessor by Lessee on the date hereof and thereafter no less frequently than annually. With respect to the policies described under subparagraphs (i)
(ii), (iv), (v) and, if applicable, (vi), the Lessee also shall deliver insurance certificates evidencing the coverage required under said subparagraphs to the Lessor's Mortgagee, naming the Lessor's Mortgagee as the certificate holder. The form and substance of such certificates shall be satisfactory to Lessor and Lessor's Mortgagee and shall be issued by the insurer.

All policies of property insurance provided for herein shall name the Lessor as loss payee and Lessor's Mortgagee as loss payee, mortgagee and additional insured, as its interest may appear, and all liability policies shall name the Lessor and the Lessor's Mortgagee as additional insured, as their interests may appear and the policies required under subparagraphs (i), (iv), and (v) above shall identify the Lessor as the owner of the Leased Property. In addition, all policies of insurance required under this Lease shall contain a standard mortgagee clause form endorsement naming the Lessor's Mortgagee as loss payee, mortgagee and additional insured; and any provisions in such insurance for risk retention by Lessee shall be subject to the reasonable approval of Lessor and Lessor's Mortgagee. All policies required under this Article 13 shall provide that (i) the insurance evidenced thereby shall not be canceled or materially modified without at least thirty (30) days' prior written notice from the insurance carrier to the Lessor and the Lessor's Mortgagee, and (ii) no claims shall be paid thereunder without ten (10) days' advance written notice to the Lessor and the Lessor's Mortgagee. Furthermore, the Lessee shall be required to deliver certificates of all insurance required under this Article 13 at least thirty (30) days prior to the earlier of the expiration of the existing insurance period or the due date for all premiums for the renewal of such policies. All insurance policies and endorsements shall be for a term of not less than one year and shall be fully prepaid and nonassessable. The Lessee shall not obtain any separate or additional insurance which is contributing in the event of loss unless the Lessor and the Lessor's Mortgagee are each insured thereunder (as their interests may appear) and the policies therefor are satisfactory to the Lessor and the Lessor's Mortgagee.

     (b) Any Net Award arising out of a Destruction remaining after Lessee has repaired and/or improved the Leased Property pursuant to paragraph (b) of
Article 12 shall be paid to Lessor.

     (c) Every insurance policy maintained pursuant to this Lease shall (i) provide that the issuer waives all rights of subrogation against Lessor, any successor to Lessor's interests in the Leased Property and Lessor's Mortgagee; and (ii) provide that 30 days' advance written notice of cancellation, material modification, termination or lapse of coverage shall be given to Lessor and Lessor's Mortgagee and that such insurance, as to the interest of Lessor and Lessor's Mortgagee, shall not be invalidated by any foreclosure or any other proceedings relating to the Leased Property, nor by any change in the title ownership of the Leased Property, nor by use or occupation of the Leased Property for purposes more hazardous than are permitted by such policy; and
(iii) be primary and without right or provision of contribution as to any other insurance carried by Lessor or any other interested party; and (iv) in the event any insuring company is not domiciled within the United States of America, include a United States Service of Suit clause (providing any actions against the insurer by the named insured or Lessor are conducted within the jurisdiction of the United States of America). So long as each policy of insurance complies with clause (i) above, Lessor and Lessee each waive all rights of subrogation against the other, to the extent of applicable insurance coverage.

     (d) Lessee shall comply with all of the terms and Conditions of each insurance policy maintained pursuant to the terms of this Lease.

     (e) If at any time an Event of Default has occurred and is continuing and Lessor has not terminated this Lease as set forth in Article 20, or if at any time the credit rating assigned to Lessee by S&P is "B" or less, (and if such credit rating is raised from "B" to a higher level, until the next time real estate taxes are payable with respect to the Leased Property), Lessee shall on demand pay to Lessor or Lessor's Mortgagee on the same day of each month that Basic Rent is due hereunder a monthly payment in such amount as Lessor or Lessor's Mortgagee reasonably determines to be necessary to create and maintain a reserve fund from which to pay before they become due all Taxes and Impositions, and all premiums on insurance required to be maintained by Lessee pursuant to Article 13 hereof (the "Tax and Insurance Reserve Fund"). All such sums shall be held by Lessor or Lessor's Mortgagee free of trust and without interest to Lessee, and may be commingled with other funds. Any excess reserve shall be credited against subsequent reserve payments required hereunder, and any deficiency shall be paid by Lessee upon demand, but in no event later than five (5) days before the date when such Taxes and Impositions and insurance premiums shall become delinquent. To the extent that adequate funds for Taxes and Impositions have been paid to create a reserve fund, Lessor shall, on not less than 15 days' written request of Lessee, cause the same to be applied to Taxes and Impositions payable by Lessee hereunder.

     Any unapplied portion of the Tax and Insurance Reserve Fund shall be returned to Lessee within thirty (30) days after the expiration of the Term or termination of this Lease, provided there exists no breach of any undertaking of Lessee, it being agreed that this provision shall survive termination of this Lease. Upon the occurrence of any Event of Default by Lessee hereunder, Lessee agrees that Lessor may apply all or any portion of the Tax and Insurance Reserve Fund to any obligation of Lessee hereunder. If all or any portion of the Tax and Insurance Reserve Fund is applied to any obligation of Lessee hereunder, Lessee shall immediately upon request of Lessor restore the Tax and Insurance Reserve Fund to its original amount. Lessee shall not have the right to call upon Lessor to apply all or any portion of the Tax and Insurance Reserve Fund to cure any default or fulfill, any obligation of Lessee hereunder, but such use shall be solely in the discretion of Lessor. Upon any conveyance of the Leased Property by Lessor, the Tax and Insurance Reserve Fund shall be delivered by Lessor to Lessor's transferee, and upon such delivery, Lessee releases Lessor herein named of any and all liability with respect to the fund, its application and return, and Lessee agrees to look solely to such transferee with respect thereto. The provisions of the previous sentence shall also apply to subsequent transferees.

14.  Financial Statements; Certificates. Lessee will cause to be delivered to
     ----------------------------------
Lessor and Lessor's Mortgagee the following financial statements of Guarantor.

          (i) as soon as practicable, copies of all such financial statements, proxy statements, notices, other communications, and reports as Guarantor shall send to its shareholders and other information generally made available to banks and other lenders (exclusive of proprietary information);

          (ii) for any period that Guarantor is a public company, as soon as practicable, copies of all regular, current or periodic reports (including reports on Form 10-K, Form 8-K and Form 10-Q) which Guarantor is or may be required to file with the Securities and Exchange Commission or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission; and

          (iii) if Guarantor shall no longer be a public company required to file such reports with the Securities and Exchange Commission then within 120 days after the end of each fiscal year, and within 60 days after the end of any other fiscal quarter, a consolidated statement of earnings, and a consolidated statement of changes in financial position, a consolidated statement of stockholders' equity, and a consolidated balance sheet of Guarantor as at the end of each such year or fiscal quarter, setting forth in each case in comparative form the corresponding consolidated figures from the preceding annual audit or corresponding fiscal quarter in the prior fiscal year, as appropriate, all in reasonable detail and satisfactory in scope to Lessor and Lessor's Mortgagee, and certified to Guarantor as to the annual consolidated statements by independent public accountants of recognized national standing selected by Guarantor, whose certificate shall be based upon an examination conducted in accordance with generally accepted auditing standards and the application of such tests as said accountants deem necessary under the circumstances; and

Concurrently with the delivery of annual financial statements pursuant hereto, Lessee will cause to be delivered to Lessor and Lessor's Mortgagee a certificate by an Executive Officer of Lessee detailing capital improvements made to the Leased Property during the prior calendar year and a projection of such matters for the next calendar year. In addition, Lessee agrees and agrees to cause Guarantor upon prior written request to meet with Lessor and Lessor's Mortgagee during normal business hours at mutually convenient times, from time to time, to discuss this Lease and such information about Lessee's and Guarantor's business and financial condition requested by Lessor.

Lessor shall have the right to share any information delivered to the Lessor pursuant to this Section 14, or otherwise with Lessor's Mortgagee, potential mortgagees, rating agencies, servicers, potential purchasers of the Leased Property or a beneficial interest therein and all other parties having a legitimate business purpose for reviewing the same.

15.  Purchase Procedure.
     ------------------

     (a) In the event of the purchase of Lessor's interest in the Leased Property by Lessee pursuant to any provision of this Lease, the terms and conditions of this Article 15 shall apply.

     (b) On the dosing date fixed for the purchase of Lessor's interest in the Leased Property.

           (i) Lessee shall pay to Lessor, or as Lessor directs, in lawful money of the United States-in-immediately available funds, at Lessor's address hereinabove stated or at any other place in the United States which Lessor may designate, an amount equal to the purchase price described in such provision;

           (ii) Lessor shall execute and deliver to Lessee a limited warranty deed, sufficient to convey insurable title to the Leased Property, and an assignment and such other instrument or instruments as may be appropriate and customary in accordance with prevailing local conveyancing practices which shall transfer all of Lessor's interest in the Leased Property, including, without limitation, a bill of sale to the extent applicable, in each case free and clear of any Mortgage or liens (except the liens described in (C) below), but subject to (A) any encumbrances existing on the first day of the Term, (B) Permitted Encumbrances (other than any Mortgage and any assignments of this Lease), (C) all liens, encumbrances, charges, exceptions and restrictions attaching to the Leased Property after the beginning of the Term (other than those created or caused by or through Lessor without the consent of Lessee, and other than any Mortgage and any assignments of this Lease), and (D) all Legal Requirements;

           (iii) Lessee shall pay all reasonable charges incident to such transfer or the termination of the Lease which are incurred by Lessor, Lessor's Mortgagee or Lessee, including but not limited to all transfer taxes, conveyance fees, recording fees, escrow fees, title insurance premiums and federal, state and local taxes (except for any net income or profit taxes of Lessor or Lessor's Mortgagee) and reasonable attorneys' fees and expenses of Lessor's counsel and counsel to Lessor's Mortgagee;

           (iv) Lessee shall pay to Lessor all Basic Rent, Additional Rent and other sums payable by Lessee under this Lease, due and payable through the date Lessee purchases Lessor's interest in the Leased Property; and

           (v) Lessor's transfer of its ownership in the Leased Property shall be on an as-is basis, without any representation or warranty, either express or implied, as to the design, condition, quality, capacity, merchantability, habitability, durability, suitability or fitness of the Leased Property for any particular purpose, or any other matter concerning the Leased Property or any portion thereof.

16.  Quiet Enjoyment. So long as no Event of Default under this Lease shall have
     ---------------
occurred and be continuing, Lessor covenants that Lessee shall and may at all times peaceably and quietly have, hold and enjoy the Leased Property during the Term of this Lease. Notwithstanding the preceding sentence, (a) Lessor may exercise its rights and remedies under Article 20 and (b) Lessor, Lessor's Mortgagee, or their agents may enter upon and inspect the Leased Property, during normal business hours after 24-hours' written notice. So long as no Event of Default exists hereunder, a representative of Lessee shall be permitted to be present during the entry and inspection set forth in clause (b). Any failure by Lessor to comply with the foregoing warranty shall not give Lessee any right to cancel or terminate this Lease, or to abate, reduce or make deduction from or off-set against any Basic Rent, as hereinafter defined, or Additional Rent or other sum payable under this Lease, or to fail to perform or observe any other covenant, agreement or obligation hereunder or to recover any damages against Lessor resulting therefrom. Subject to the foregoing sentence, Lessee shall have the right to obtain injunctive or other relief against Lessor for breach of the aforesaid covenant of peaceful and quiet possession and enjoyment of the Leased Property.

17.  Survival. In the event of the termination of this Lease as herein provided,
     --------
the obligations and liabilities of Lessee, actual or contingent, under this Lease which arose at or prior to such termination shall survive such termination.

18.  Subletting; Assignment.
     ----------------------

     (a) Lessee may sublet the Leased Property or any portion thereof, or assign its interest in this Lease, provided that.

           (i) No Event of Default under this Lease has occurred and is continuing on the date of such sublease or assignment; and

           (ii) Each sublease or assignment shall expressly be made subject to the provisions hereof.

     (b) No such sublease or assignment shall affect or reduce any obligations of Lessee or any Guarantor, or the rights of Lessor hereunder, and all obligations of Lessee hereunder shall continue in full effect as the obligations of a principal and not of a guarantor or surety, as though no subletting or assignment had been made.

     (c) Lessee shall, at least 10 days prior to the execution of any such sublease or assignment, deliver to Lessor a certificate of an Executive Officer stating the uses permitted under such sublease or assignment, and within 10 days after such execution, a conformed copy thereof and of any short form lease or memorandum of lease which has been prepared for recording purposes.

     (d) Neither this Lease nor the Term of this Lease shall be mortgaged by Lessee, nor shall Lessee mortgage or pledge the interest of Lessee in and to any sublease of the Leased Property or any portion thereof or the rental payable thereunder. Any such mortgage or pledge, and any sublease or assignment not permitted by this Article 18, shall be void.

     (e) Lessee shall pay as Additional Rent to Lessor on demand all reasonable costs and expenses of Lessor and Lessor's Mortgagee (including attorneys' fees) in reviewing or executing any instrument pursuant to this
Article 18.

19.  Advances by Lessor. If Lessee shall fail to make or perform any payment or
     ------------------
act required by this Lease, then, upon ten (10) Business Days' notice to Lessee (or upon shorter notice or no notice, to the extent necessary to meet an emergency or a governmental limitation), Lessor may at its option make such payment or perform such act for the account of Lessee, and Lessor shall not thereby be deemed to have waived any default or released Lessee from any obligation hereunder. Amounts so paid by Lessor and all incidental costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such payment or performance shall constitute Additional Rent and shall be paid by Lessee to Lessor on demand.

20.  Conditional Limitations - Events of Default and Remedies.
     --------------------------------------------------------

     (a) Any of the following occurrences or acts shall constitute an "Event of Default" under this Lease:

           (i) if Lessee shall (A) default in making payment of any installment of Basic Rent for more than 5 days following notice from Lessor of such default, (B) fail to timely pay any Taxes and Impositions pursuant to
Article 6, (C) fail to keep in full force and effect the casualty or general liability insurance coverage required to be maintained by Lessee hereunder (D) default in its obligation to purchase the Leased Property when required to do so by any provision of this Lease or (E) default in making any payment of Additional Rent and such default shall continue for seven (7) days after notice from Lessor of such default; or

           (ii) if Lessee shall default in the performance of any other covenant, agreement or obligation on the part of Lessee to be performed under this Lease and such default shall continue for a period of 30 days after Actual Knowledge thereof; provided, however, that in the case of a default which can with reasonable diligence be remedied by Lessee, but not within a period of 30 days, if Lessee shall commence within such period of 30 days to remedy the default and thereafter shall prosecute the remedying of such default with all reasonable diligence, the period of time after obtaining such Actual Knowledge of default within which to remedy the default shall be extended for such period not to exceed an additional 330 days as may be reasonable to remedy the same with all reasonable diligence; or

          (iii) if Lessee or any guarantor of Lessee's obligations under the Lease (Guarantor) shall file a petition of bankruptcy or for reorganization or for an arrangement pursuant to the Bankruptcy Code, or shall be adjudicated as bankrupt or become insolvent or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall be dissolved, or shall suspend payment of its obligations, or shall take any corporate action in furtherance of any of the foregoing; or

          (iv) if a petition or answer shall be filed proposing the adjudication of Lessee or any Guarantor as bankrupt, or its reorganization pursuant to the Bankruptcy Code, and (A) Lessee shall consent to the filing thereof, or (B) such petition or answer shall not be discharged or denied within 60 days after the filing thereof; or

          (v) if a receiver, trustee or liquidator (or other similar official) shall be appointed for or take possession or charge of Lessee, or Lessee's estate or interest in the Leased Property, and shall not be discharged within 60 days thereafter, or if Lessee shall consent to or acquiesce in such appointment; or

          (vi) if the Leased Property shall have been left unattended, unsecured and without maintenance; or

          (vii) if any Guarantor shall default under the terms of any guaranty of this Lease beyond applicable grace or cure periods, if any.

          (viii) if Lessee shall fail to satisfy the Completion Conditions with respect to the Scheduled Capital Improvements within the applicable time periods provided for in Section 10(c); or

          (ix) if Lessee or any person conveying title to the Leased Property to Lessor or any Guarantor has made a material misrepresentation under this Lease or any Guaranty or any certificate or writing tendered in connection with the execution and delivery of this Lease; or

          (x) Lessee or Guarantor fails to comply with the provisions of any agreement of indemnification made hereunder or in connection with this Lease and such failure continues for ten (10) days after notice; or

          (xi) Lessee fails to cure any violation of any Legal Requirement within 30 days of Actual Knowledge thereof, or such shorter period of time as may be provided for in any cure letter, demand, order or similar document from any governmental agency received by Lessee (the "Required Cure Date"), subject to extension of the Required Cure Date if Lessee diligently contests any such Legal Requirement in accordance with Article 6(d) hereof, so long as any security required by said Article is posted prior to the Required Cure Date; or

          (xii) Lessee fails to deliver to Lessor the Asbestos O & M Plan by the time required by Section 9(a)(iv) hereof, or fails to complete any Scheduled Capital Improvements by the time required by Section 10(c) hereof, or fails, and such failure is not cured within five (5) days following notice from Lessor, to timely make an escrow payment required by Section 10(c) hereof.

     (b) This Lease and the term and estate hereby granted are subject to the limitation that whenever an Event of Default shall have occurred and be continuing, Lessor may, at Lessor's option, elect to (i) re-enter the Leased Property, without notice, and remove all Persons and property therefrom, either by summary proceedings or by any suitable action or proceeding at law, or otherwise, without being liable to indictment, prosecution or damages therefor, and may have, hold and enjoy the Leased Property, together with the appurtenances thereto and the improvements thereon; and/or (ii) terminate this Lease at any time by giving notice in writing to Lessee, electing to terminate this Lease and specifying the date of termination, and the Term of this Lease shall expire by limitation at midnight on the date specified in such notice as fully and completely as if said date were the date originally fixed for the expiration of the Term, and Lessee shall thereupon quit and peacefully surrender the Leased Property to Lessor, without any payment therefor by Lessor.

     (c) In case of any such re-entry, termination and/or dispossession as provided in the immediately preceding paragraph, (i) the Basic Rent and Additional Rent shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or termination, together with such expenses, including reasonable attorneys' fees, as Lessor shall incur in connection with such re-entry, termination and/or dispossession; and (ii) Lessor may in good faith relet the Leased Property or any part thereof (but shall be under no obligation to do so, except to the extent required by law) for its sole account without any duty to account therefor to Lessee, either in the name of Lessor or otherwise, for a term or terms which may, at Lessor's option, be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term; (iii) Lessee shall also pay to Lessor the amount by which the Basic Rent exceeds the net amount, if any, of the rents collected on account of the leases of the Leased Property for each monthly period which would otherwise have constituted the Term, which amounts shall be paid in monthly installments by Lessee on the respective Installment Payment Dates specified therefor, and any suit brought to collect said amounts for any period shall not prejudice in any way the rights of Lessor to collect the deficiency in any subsequent period by a similar action or proceeding; (iv) Lessee shall also pay to Lessor all other damages and expenses which Lessor shall reasonably have sustained by reason of the breach of any provision of this Lease, including without limitation reasonable attorneys' fees and expenses, brokerage commissions and expenses incurred in altering, repairing and putting the Leased Property in good order and condition and in preparing the same for reletting, which expenses shall be paid by Lessee as they are incurred by Lessor; and (v) at the option of Lessor exercised at any time, Lessor forthwith shall be entitled to recover from Lessee as liquidated damages, in addition to any other proper claims but in lieu of and not in addition to any amount which would thereafter have become payable under the preceding clause (iii), the Termination Value for the date on which Lessor demands such payment together with the Reinvestment Premium less the present value (using a discount rate of 8% per annum) of the fair market rental value of the Leased Property for the remainder of the Term. In calculating the rent reserved for the residue of the Term, there shall be included, in addition to the Basic Rent, all Additional Rent and the value of all other consideration agreed to be paid or performed by Lessee for said residue. Lessor, at Lessor's option, may make such alterations or decorations in the Leased Property as Lessor, in Lessor's sole judgment, considers advisable and necessary for the purpose of reletting the Leased Property; and the making of such alterations or decorations shall not operate or be construed to release Lessee from liability hereunder as aforesaid.

     (d) No receipt of moneys by Lessor from Lessee after a termination of this Lease by Lessor shall reinstate, continue or extend the Term of this Lease or affect any notice theretofore given to Lessee, or operate as a waiver of the right of Lessor to enforce the payment of Basic Rent and Additional Rent, and any Termination Value or related amounts to be paid by Lessee to Lessor for the purchase of the Leased Property then due or thereafter falling due, it being agreed that after the commencement of suit for possession of the Leased Property, or after final order or judgment for the possession of the Leased Property, Lessor may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such suit, order or judgment, all such moneys collected being deemed payments on account of the use and occupation of the Leased Property or, at the election of Lessor, on account of Lessee's liability hereunder. Lessee hereby waives any and all rights of redemption provided by any law, statute or ordinance now in effect or which may hereafter be enacted.

     (e) The word "re-enter", as used in this Lease, shall not be restricted to its technical legal meaning, but is used in the broadest sense. No such taking of possession of the Leased Property by Lessor shall constitute an election to terminate the Term of this Lease unless notice of such intention be given to Lessee or unless such termination be decreed by a court.

     (f) If an action shall be brought by either party for the enforcement of any provision of this Lease, the prevailing party shall pay to the other party all reasonable costs and other expenses incurred by the prevailing party as a result thereof, including reasonable attorneys' fees and expenses.

     (g) No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or at any time existing. The failure of Lessor or Lessee to insist upon the strict performance of any provision or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. Receipt by Lessor of any Basic Rent or Additional Rent or any other sum payable hereunder with knowledge of the breach of any provision contained in this Lease shall not constitute a waiver of such breach. No waiver by Lessor or Lessee of any provision of this Lease shall be deemed to have been made unless made under signature of an authorized representative of such party.

21. Granting of Easements, Etc. If no Event of Default has occurred and is
    --------------------------
continuing, Lessee may from time to time in writing request Lessor to join with Lessee (at Lessee's cost and expense), to (i) grant easements, licenses, rights of way and other rights and privileges in the nature of easements for the purposes of providing utilities and the like to the Leased Property, (ii) release existing easements and appurtenances relating to the provision of utilities and the like to the Leased Property and (iii) execute and deliver any instrument, in form and substance reasonably acceptable to Lessor, necessary or appropriate to make or confirm such grants or releases to any Person, with or without consideration; provided that an Executive Officer of Lessee shall have certified to Lessor and Lessor's Mortgagee that such grant or release does not materially interfere with and is not materially detrimental to the conduct of business on the Leased Property and does not impair the usefulness or fair market value of the Leased Property, and was made for no or only nominal consideration. Notwithstanding the foregoing, Lessor and/or Lessor's Mortgagee may condition its consent to such action on being provided evidence satisfactory to each in its sole discretion that such action presents no material risk of liability, expense or adverse tax consequences to Lessor, Lessor's Mortgagee or the holder of any CMBS. Lessee shall pay as Additional Rent to Lessor on demand all reasonable costs and expenses of Lessor and Lessor's Mortgagee (including attorneys' fees) in reviewing or executing any instrument pursuant to this
Article 21.

22. Intentionally Omitted/Not Applicable.
    ------------------------------------

23. Rent Reset. In accordance with and subject to the provisions of this
    ----------
Section 23, Lessor and Lessee agree to (a) amend the Basic Rent payable hereunder from and after a date which is on or before the Year 10 Expiration Date (defined in Schedule B)

(the Basic Rent as so amended shall be hereinafter referred to as the Reset
Rent), and (b) execute and deliver a Rent Reset Lease Amendment (hereinafter defined), both no later than the dates specified in subparagraphs (d) or (f) below, as applicable (the Rent Reset).

     (a) The Reset Rent payable by Lessee to Lessor from and after the effective date of the Rent Reset provided for in subparagraphs (d) or (f) below, as applicable, shall equal the sum of (i) the Fixed Amount (hereinafter defined), plus (ii) the Variable Amount (hereinafter defined).

         For purposes of this Section 23, the "Fixed Amount" shall equal $29,753.00 per month and the "Variable Amount" shall equal an amount per month for the remainder of the Basic Term from the effective date of the Rent Reset sufficient to amortize the sum of (x) $6,611,388.00 and (y) Lessor's estimate of the Closing Costs (defined in Section 23(g)) (the sum of (x) and (y) being referred to herein as the "Reset Amount") together with imputed interest on such Reset Amount at the Imputed Interest Rate (hereinafter defined) over an amortization period of 22 years. The "Imputed Interest Rate" used to calculate the Variable Amount portion of the Reset Rent shall reflect the actual or imputed interest rate at which Lessor is able to borrow the Reset Amount (as provided for in subparagraphs (b) and (c) below) from an Institutional Investor (defined in Appendix I) (such interest rate is hereafter referred to as the Lessor's Rate) pursuant to a non-recourse loan secured solely by a first mortgage encumbering the Leased Property together with a collateral assignment of this Lease, taking into account the creditworthiness of Lessee and Guarantor and the terms and conditions contained in this Lease.

     (b) No sooner than 240 days and no later than 180 days prior to the Year 10 Expiration Date, Lessor will specify in writing to Lessee (a Lessor's Year 10 Notice) the proposed Lessor's Rate, which shall be based upon a firm written commitment for financing (a Lessor's Loan) actually obtained by Lessor from an Institutional Investor (a Lessor's Loan Commitment), or if no such Lessor's Loan Commitment has been obtained, upon Lessor's determination as to what would have been Lessor's Rate had Lessee obtained such a firm written commitment, provided,
                                                                       --------
however, that if, in Lessor's judgment, no loan from an Institutional Investor
-------
on the terms specified in subparagraph (a) is or would be available, whether due to the creditworthiness of Lessee and Guarantor, the conditions of the capital markets generally, or any other matter not within Lessor's control, Lessor shall so specify in its Year 10 Lessor's Notice and the provisions of subparagraph (e) below shall apply. If the Lessor's Rate specified in Lessor's Year 10 Notice is based upon a Lessor's Loan Commitment, Lessor's Year 10 Notice shall also specify any commitment fees, rate lock fees and the like payable in connection with such Lessor's Loan Commitment (Lessor Loan Commitment Fees).

     (c) If Lessor specifies a Lessor's Rate in its Lessor's Year 10 Notice, Lessee shall, within 45 days of Lessor's Year 10 Notice, notify Lessor that it either (i) accepts the Lessor's Rate so specified (subject to any change in such rate which occurs until any applicable rate lock or other Lessor Loan
Commitment Fees necessary to fix the rate are paid by Lessee), and if such Lessor's Rate is based upon a Lessor's Loan Commitment, such acceptance shall be effective only if Lessee shall simultaneously pay any Lessor Loan Commitment Fees with such acceptance (which Lessor Loan Commitment fees shall be reimbursed to Lessee at the closing of the Lessor's Loan or if the Lessor's Loan fails to close due to the default of Lessor), or (ii) notify Lessor that it is not satisfied with the Lessor's Rate so specified, in which event Lessee will have the right to cause Lessor to use when calculating the Variable Amount of the Reset Rent a rate of interest (Lessee's Rate) specified in a firm written commitment from an Institutional Investor addressed to Lessor and obtained by Lessee no later than 90 days prior to the Year 10 Expiration Date at Lessee's sole cost and expense to provide financing (Lessee's Loan) in the amount of the Reset Amount (which may be modified by Lessee to the extent Lessee's estimate of Closing Costs is different from Lessor's, or if Lessee chooses not to finance Closing Costs), provided that (i) the terms of the Lessee's Loan are at least as favorable to Lessor as those provided for in subparagraph (b) and are subject only to commercially customary conditions to close (the cost of satisfaction and attempted satisfaction of which shall be the responsibility of Lessee as Additional Rent hereunder) and (ii) the Lessee Loan is without recourse to Lessor (the Lessee's Loan Commitment). (If Lessee fails to make an effective election pursuant to the immediately preceding sentence, it shall be deemed to have selected option (i)). If Lessee provides Lessor with a Lessee's Loan Commitment no later than 90 days prior to the Year 10 Expiration Date, Lessor will have the option either to (i) reject the Lessee's Loan Commitment but apply Lessee's Rate in establishing the Variable Amount of the Reset Rent or (ii) accept the Lessee's Loan Commitment, use reasonable efforts at Lessee's expense to close the loan described therein and, if the loan closes, apply the Lessee's Rate in calculating the Variable Amount of the Reset Rent.

     (d) On or before the date which is the earlier of (i) the date a Lessor's Loan or Lessee's Loan actually closes, or (ii) the date which is 30 days prior to the Year 10 Expiration Date (the Outside Date), Lessor and Lessee shall execute and deliver an amendment of this Lease (Rent Reset Lease Amendment) confirming the Basic Rent payable after the earlier to occur of the date a Lessor's Loan or a Lessee's Loan actually closes or the Year 10 Expiration Date, and establishing Termination Values which shall be equal to the sum from time to time of (x) $3,129,060.00, plus (y) the outstanding principal balance from time to time of Lessor's Loan or Lessee's Loan, as the case may be for the period from the Year 10 Expiration Date to the Year 20 Expiration Date. Subject to subparagraph (f) below, if for any reason, including without limitation a dispute between Lessor and Lessee as to the proper calculation of the Reset Rent, the Rent Reset Amendment is not entered into by such date, the provisions of subparagraph (e) below shall apply.

     (e) If in any Year 10 Lessor's Notice Lessor states that it cannot state a Lessor's Rate, or if Lessee rejects the Lessor's Rate proposed by Lessor, and in either case Lessee does not obtain a Lessee's Loan Commitment by the date which is 90 days prior to the Year 10 Expiration Date, Lessee shall have the option to do one of the following, such option to be exercised by written notice to Lessor no later than 90 days prior to the Year 10 Expiration Date, and if it fails to elect either option by such date, it shall be deemed to have elected option 2 below. Further, if a Rent Reset Lease Amendment is not entered into by the date required by subparagraph (d) above, Lessee shall, no later than 10 days after such date elect one of the two options described below, and if it fails to elect either option by such date it shall be deemed to have elected option 2 below.

         1. On the Year 10 Expiration Date, Lessee shall be obligated to make a final rent payment to Lessor in the amount of the Reset Amount included in Lessor's Year 10 Notice, and the Lease term shall expire on the Year 10 Expiration Date without any right of renewal, as if the Year 10 Expiration Date were the originally scheduled expiration date of the term of this Lease; or

         2. On the Year 10 Expiration Date, Lessee shall be obligated to make a Basic Rent payment to Lessor in the amount of the Reset Amount included in Lessor's Year 10 Notice, Basic Rent payable after the Year 10 Expiration Date, until the Year 20 Expiration Date (defined in Schedule B), shall be the Fixed Amount per month, and Termination Values shall be established for the period from the Year 10 Expiration Date to the Year 20 Expiration Date which shall always be equal to $3,129,060.00.

     (f) Notwithstanding anything to the contrary contained herein, if the Variable Amount is based upon a Lessor's Loan Commitment or a Lessee's Loan Commitment, and the loan described in such commitment fails to close by the Outside Date for any reason other than the intentional default of Lessor hereunder, the Variable Amount shall be established based upon a Lessor's Year 10 Notice given promptly after the earlier of (i) the Outside Date and (ii) the expiration or termination of the applicable loan commitment, which notice shall specify a Lessor's Rate, and if Lessee is not satisfied with the Lessor's Rate specified in such Year 10 Notice or if such Notice specifies that Lessor is unable to establish a Lessor's Rate, the provisions of subparagraph (e) above shall apply, provided that if the Lessor's Year 10 Notice given under this subparagraph (f) is given less than 90 days prior to the Year 10 Expiration Date, Lessee shall have 10 days to elect which of the two options specified in subparagraph (e) shall govern (and if it fails to so elect, it shall be deemed to have elected option 2 under subparagraph (e)), and the Rent Reset Amendment described in subparagraph (e) shall be entered into no later than the later of 10 days after Lessee's election or deemed election of such option, or the date which is 30 days prior to the Year 10 Expiration Date.

     (g) Subject to the provisions of this subsection (g), Lessee shall be responsible for all costs and expenses incurred by Lessor in closing or attempting to close any loan pursuant to this Article 23, in arranging for the repayment of any existing indebtedness which is paid off in connection with a Rent Reset (other than any prepayment premiums or penalties, which shall not be the responsibility of Lessee), and in Lessor's Performance of its obligations under this Section 23, including, without limitation, legal, accounting, mortgage brokerage, due diligence, title, and advisors' fees, expenses and premiums, and financing fees, origination fees, rate lock fees and the like payable under any Lessor's Loan Commitment which is the basis for a Lessor's Rate accepted or deemed accepted by Lessee, or any Lessee's Loan Commitment ("Closing Costs"). Lessor shall include its estimate of Closing Costs in the Reset Amount for the purposes of its Lessor's Year 10 Notice, which estimate shall be binding upon Lessor if Lessee accepts the Lessor's Rate specified in Lessor's Year 10 Notice. If Lessee arranges for a Lessee's Loan, it may include in the Reset Amount its estimate of such Closing Costs, but Lessee shall in all events be responsible for all Closing Costs, and to the extent the proceeds of Lessee's Loan are not available to pay all Closing Costs, the same shall be payable promptly when due as Additional Rent by Lessee.

24.  Notices. All communications herein provided for or made pursuant hereto
     -------
shall be in writing and shall sent by (i) registered or certified mail, return receipt requested, and the giving of such communication shall be deemed complete on the third Business Day after the same is deposited in a United States Post Office with postage charges prepaid, (ii) reputable overnight delivery service with acknowledgment receipt returned, and the giving of such communication shall be deemed complete on the immediately succeeding Business Day after the same is deposited with such delivery service, (iii) legible fax with original to follow in due course (failure to send such original shall not affect the validity of such fax notice), and the giving of such communication shall be complete when such fax is received, or (iv) hand delivery:

     (a) if to Lessor, at the address set forth in Item 7 of Schedule B.

     (b) if to Lessee, at the address set forth in Item 8 of Schedule B.

Lessor shall give notice to Lessee of the name and address of Lessor's Mortgagee, and Lessee shall deliver (in the manner described above) to such Lessor's Mortgagee at such address a copy of any notice given by Lessee to Lessor. No notice by Lessee to Lessor pursuant to the provisions of this Lease shall be deemed effective unless and until such notice is also so delivered to such Lessor's Mortgagee; and no notice by Lessor to Lessee pursuant to the provisions of this Lease shall be deemed effective unless and until such notice is joined in or consented to in writing by Lessor's Mortgagee. Either party, and Lessor's Mortgagee, may change the address where notices are to be sent by giving the other party (or parties) and Lessor's Mortgagee ten (10) days' prior written notice of such change.

25. Estoppel Certificates. Each party hereto agrees that at any time and from
    ---------------------
time to time during the term of this Lease, it will promptly, but in no event later than ten days after request by the other party hereto, execute, acknowledge and deliver to such other party a certificate stating, to the best of such party's knowledge, (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and setting forth any modifications); (b) the date to which Basic Rent, Additional Rent and other sums payable hereunder have been paid; (c) whether or not there is an existing default by Lessee in the payment of Basic Rent, Additional Rent or any other sum required to be paid hereunder, and whether or not there is any other existing default by Lessee with respect to which a notice of default has been served or of which the signer has Actual Knowledge, and, if there is any such default, specifying the nature and extent thereof; (d) whether or not there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate;(e) stating that Lessee is in possession of the Leased Property or setting forth the parties in possession and identifying the instruments pursuant to which they took possession; and (f) stating such other information with respect to the Leased Property and/or this Lease as may be reasonably requested.

26. No Merger. Lessee agrees that there shall be no merger of this Lease or of
    ---------
any sublease under this Lease or of any leasehold or subleasehold estate hereby or thereby created with the fee or any other estate or ownership interest in the Leased Property or any part thereof by reason of the fact that the same entity may acquire or own or hold, directly or indirectly, (a) this Lease or any sublease or any leasehold or subleasehold estate created hereby or thereby or any interest in this Lease or any such sublease or in any such leasehold or subleasehold estate and (b) the fee estate or other estate or ownership interest in the Leased Property or any part thereof.

27.  Surrender.
     ---------

     (a) Upon the expiration or earlier termination of the Term of this Lease, Lessee shall peaceably leave and surrender the Leased Property to Lessor in the same condition in which the Leased Property was originally received from Lessor on the Commencement Date, except as repaired, rebuilt, restored, altered or added to as required by or permitted by any provision of this Lease (ordinary wear and tear and the consequences of any Destruction resulting in the termination of this Lease pursuant to paragraph (c) of Article 12 hereof, and damages caused by Lessor excepted). Lessee shall remove from the Leased Property on or prior to such expiration or earlier termination all property situated thereon which is not the property of Lessor, and shall repair any damage caused by such removal. Property not so removed shall become the property of Lessor, and Lessor may cause such property to be removed from the Leased Property and disposed of, and Lessee shall pay the cost of any such removal and disposition and of repairing any damage caused by such removal.

     (b) Except for surrender upon the expiration or earlier termination of the Term hereof, no surrender to Lessor of this Lease or of the Leased Property shall be valid or effective unless agreed to and accepted in writing by Lessor.

28.  Separability. Each provision contained in this Lease shall be separate and
     ------------
independent and the breach of any such provision by Lessor shall not discharge or relieve Lessee from its obligation to perform each obligation of this Lease to be performed by Lessee. If any provision of this Lease or the application thereof to any Person or circumstance shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the extent permitted by law.

29.  Signs; Showing. During the three-month period preceding the date on which
     --------------
the then current Term of this Lease shall expire, Lessor may (a) place signs in reasonable locations on the grounds in front of the Leased Property advertising that the same will be available for rent or purchase, and (b) upon not less than twenty-four (24) hours notice to Lessee, show the Leased Property to prospective lessees or purchasers during normal business hours as Lessor may elect.

30.  Waiver of Trial by Jury. Lessor and Lessee hereby waive trial by jury in
     -----------------------
any litigation brought by either against the other on any matter arising out of or in connected with this Lease or the Leased Property.

31.  Recording. Lessor and Lessee will execute, acknowledge, deliver and cause
     ---------
to be recorded or filed or, at Lessee's expense, registered and re-recorded, refiled or re-registered in the manner and place required by any present or future law, a memorandum thereof, and all other instruments, including, without limitation, releases and instruments of similar character, which shall be reasonably requested by Lessor or Lessee as being necessary or appropriate in order to protect their respective interests in the Leased Property.

32.  Miscellaneous. This Lease shall be binding upon and shall inure to the
     -------------
benefit of and be enforceable by the parties hereto and their respective successors and assigns permitted hereunder. Concurrently with the execution and delivery of this Lease, Lessee shall cause to be delivered to Lessor and Lessor's Mortgagee an opinion of counsel to Lessee, satisfactory in form and substance to Lessor and Lessor's Mortgagee, as to the due authorization, execution and delivery of this Lease by Lessee and the validity, binding effect and enforceability as to Lessee of this Lease and such other matters relating to Lessee and this Lease as Lessor or Lessor's Mortgagee may reasonably request. This Lease may not be amended, changed, waived, discharged or terminated orally, but only by an instrument specifically evidencing an intent to amend signed by the party against whom enforcement thereof is sought. No failure, delay, forbearance or indulgence on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, or as an acquiescence in any breach, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. This Lease and the rights and obligations in respect hereof shall be governed by, and construed and interpreted in accordance with, the laws of the state within which the Leased Property is located. All headings are for reference only and shall not be considered as part of this Lease. This Lease may be executed in any number of counterparts, each of which shall be an original, and such counterparts together shall constitute but one and the same instrument. Lessee may cause to be performed any obligations of Lessee under this Lease in lieu of performing such obligation itself.

33. Additional Provisions Relating to Leased Property. The additional provisions
    -------------------------------------------------
set forth in Item 11 of Schedule B are hereby incorporated in this Lease and made a part hereof.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed and delivered as of the date first written above.

                                        Lessor:

Signed, Sealed, Acknowledged            CRICBW ANDERSON TRUST,
and Delivered in the Presence           a Delaware business trust
of the following Witnesses:

/s/ Cara A. Ahola                       By: /s/ J. Charles Carlson
------------------------------------       ------------------------------
Print Name: Cara A. Ahola                   J. Charles Carlson
                                            Administrative Trustee
/s/ Andrea M. Cross
------------------------------------
Print Name: Andrea M. Cross


                                        Lessee:

Signed, Sealed, Acknowledged            MILTON CAN COMPANY, INC.,
and Delivered in the Presence           a Delaware corporation
of the following Witnesses:

/s/ Christopher Szarpa                  By: /s/ Blair G. Schlossberg
------------------------------------       ---------------------------------
Print Name: Christopher Szarpa              Name: Blair G. Schlossberg
                                            Title: Secretary
/s/ Kimberly Owenby
------------------------------------
Print Name: Kimberly Owenby

COMMONWEALTH OF MASSACHUSETTS)
                             )SS:
COUNTY OF SUFFOLK            )


     The foregoing instrument was acknowledged before me the 20nd day of August, 1999 by J. Charles Carlson, Administrative Trustee of CRICBW ANDERSON TRUST, a business trust organized under the laws of Delaware, on behalf of the trust.


MARILYN A. RUBBICO, NOTARY PUBLIC         /s/ Marilyn A. Rubbico
MY COMMISSION EXPIRES AUGUST 13, 2004     -------------------------------
                                                 Notary Public

                                          My commission expires: 8/13/04


STATE OF GEORGIA             )
                             )SS:
COUNTY OF FULTON             )

     The foregoing instrument was acknowledged before me the 19th day of August, 1999 by Blair G. Schlossberg as Secretary of Milton Can Company, Inc., a Delaware corporation, on behalf of the corporation.

                                          /s/ Julia L. Afflick
                                          -------------------------------
                                                 Notary Public

                                          My commission expires:

                                                Julia L. Afflick
                                       Notary Public, Dekalb County, Georgia
                                      My Commission Expires December 26, 2000

                                  APPENDIX I
                                  ----------

                                  DEFINITIONS
                                  -----------

     Actual Knowledge by the Lessee with respect to any matter means knowledge
     ----------------
of such matter by an Executive Officer. Actual Knowledge shall be presumed conclusively as to the content of any notice to Lessee made in accordance with the provisions of this Lease.

     Additional Rent is defined in paragraph (b) of Article 3.
     ---------------

     Affiliate with respect to any Person means any other Person controlling,
     ---------
controlled by or under common control with such Person.

     Asbestos O & M Plan is defined in Subparagraph (a)(iv) of Article 9.
     -------------------

     Bankruptcy Code means Title 11 of the United States Code or any other
     ---------------
Federal or state bankruptcy, insolvency or similar law, now or hereafter in effect in the United States.

     Basic Rent is defined in paragraph (a) of Article 3.
     ----------

     Basic Term is defined in paragraph (a) of Article 2.
     ----------

     Basic Term Expiration Date is defined in paragraph (a) of Article 2.
     --------------------------

     Business Day means any day except Saturdays, Sundays and the days in which
     ------------
banks located in the state of New York shall be closed.

     Casualty is defined in paragraph (a) of Article 12.
     --------

     Closing means the closing for the acquisition of the Leased Property by
     -------
Lessor and the leasing of the Leased Property by Lessor to Lessee.

     Closing Costs are defined in paragraph (g) of Article 23.
     -------------

     Completion Conditions is defined in paragraph (c) of Article 10.
     ---------------------

     Credit Rating is defined in paragraph (b)(i) of Section 12.
     -------------

     Credit Rating Test is defined in paragraph (c) of Article 12.
     ------------------

     DCR means Duff & Phelps Credit Rating Co. and any successor thereto.
     ---

     Depositary is defined in paragraph (b) of Article 12.
     ----------

     Destruction is defined in paragraph (a) of Article 12.
     -----------

     Environmental Laws means and includes but shall not be limited to the
     ------------------
Resource Conservation and Recovery Act (42 U.S.C. (S)6901 et seq.).
                                                          -------
as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.
(S)9601 et seq.), as amended by the Superfund Amendments and Reauthorization
        -------
Act of 1986, the Hazardous Materials Transportation Act (49 U.S.C. (S)1802 et
                                                                           --
seq.), the Toxic Substances Control Act (15 U.S.C. (S)2601 et seq.), Clean Air
----                                                       -------
Act (42 U.S.C. (S)7401 et seq.), the Clean Water Act (33 U.S.C. (S)1251 et seq.)
                       -------                                          -------
the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S)136 et seq.)
                                                                        -------
the Occupational Safety and Health Act (29 U.S.C. (S)651 et seq.) and all
                                                         ------
applicable federal, state and local environmental laws, including obligations under the common law, ordinances, rules, regulations and publications, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted, and any other federal, state or local laws, including obligations under the common law, ordinances, rules, regulations and publications, now or hereafter existing relating to regulation or control of Hazardous Substances or environmental protection, health and safety.

     Environmental Site Assessments means those certain reports entitled "Phase
     ------------------------------
I Environmental Site Assessment of Industrial Plant, 8200 Broadwell Road, Cincinnati, Ohio 45244, Loan No. TBD" EMG Project No. 55857, Date of Report August 17, 1999, On-Site Date April 22, 1999, prepared by EMG, "Phase II Environmental Assessment of the Industrial Plant, 8200 Broadwell Road, Cincinnati, Ohio 45244" prepared by EMG dated August 17, 1999, and "Environmental Assessment of Ball Corporation's Metal Food Container Facility, Cincinnati, Ohio," prepared by ENVIRON International Corporation, dated November, 1996, with respect to the environmental condition of the Leased Property.

     Escrow Funds is defined in paragraph (c) of Article 10.
     ------------

     Executive Officer means the President, Executive Vice President, Treasurer,
     -----------------
Financial Vice President, Director of Real Estate or if such office does not exist, its closest equivalent.

     Fitch means Fitch Investors Service and any successor thereto.
     -----

     Guarantor means BWAY Corporation, its successors and assigns, and any other
     ---------
entity which guarantees the obligations of Lessee hereunder.

     Hazardous Substances means (i) those substances included within the
     --------------------
definitions of or identified as "hazardous substances", "hazardous materials", or "toxic substances" in or pursuant to, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. (S)9601 et seq.) (CERCLA), as amended by Superfund Amendments and Reauthorization Act of
-------
1986 (Pub. L. 99-499, 100 Stat. 1613) (SARA), the Resource Conservation and Recovery Act of 1976 (42 U.S.C., (S)6901 et seq.) (RCRA), the Occupational
                                         -------
Safety and Health Act of 1970 (29 U.S.C. (S)651 et seq.) (OSHA), and the
                                                -------

Hazardous Materials Transportation Act, 49 U.S.C. (S)1801 et seq., and in the
                                                          ------
regulations promulgated pursuant to said laws, all as amended; (ii) those substances listed in the United States Department of Transportation Table (40 CFR 172101 and amendments thereto) or by the Environmental Protection Agency
(or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (iii) any material, waste or substance which is or contains
(A) petroleum, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel or any mixture thereof, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as "hazardous substance" pursuant to
Section 311 of the Clean Water Act, 33 U.S.C (S)1251 et seq., (33 U.S.C (S)1321)
                                                     ------
or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. (S)1317);
(E) flammable explosives; (F) radioactive materials; and (iv) such other substances, materials and wastes which are or become regulated as hazardous, toxic or "special wastes" under applicable local, state or federal law, or the United States government, or which are classified as hazardous, toxic or as "special wastes" under federal, state or local laws or regulations.

     Immediate Repair Work is defined in paragraph (c) of Article 10.
     ---------------------

     Improvements is defined in Article 1.
     ------------

     Indemnified Parties is defined in Article 8.
     -------------------

     Installment Payment Dates is defined in paragraph (a) of Article 3.
     -------------------------

     Institutional Investor means a bank, insurance company, a bank affiliate or
     ----------------------
wholly owned subsidiary of any such bank, or any other financial or lending institution organized under the laws of the United States or any state thereof or Canada or any province thereof with a net worth of at least $25,000,000, including, without limitation, a real estate investment trust and/or trust, corporation or other entity engaged in so-called conduit lending, or a public or private pension plan or institutionally managed fund having gross assets of at least $100,000,000.

     Insurance Requirements is defined in Article 13.
     ----------------------

     Land is defined in Article 1.
     ----

     Leased Property is defined in Article 1.
     ---------------

     Legal Requirements is defined in Article 6(c).
     ------------------

     Lessee's Loss is defined in paragraph (a) of Article 12.
     -------------

     Lessor's Mortgagee means any lender holding a lien (whether by mortgage,
     ------------------
deed of trust or otherwise) granted by Lessor on the Leased Property. The term "Lessor's Mortgagee" shall include the servicer and/or trustee with respect to the pool of collateral for any commercial mortgage-backed securities or mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (collectively, CMBSs) into which pool Lessor's mortgage or other lien instrument covering the Leased Property has been sold, assigned, transferred or pledged and also the issuer of such CMBSs. Any references in this Lease to Lessor's Mortgagee at a time, if any, when there is no Lessor's Mortgagee shall be construed to mean "Lessor's Mortgagee, if any."

     Loan Documents shall mean the Notes, the Mortgage and all documents related
     --------------
thereto.

     Market Rent is defined in Schedule H.
     -----------

     Minor Addition is defined in paragraph (e) of Article 10.
     --------------

     Moody's means Moody's Investor Services.
     -------

     Mortgage is defined in paragraph (b) of Article 7.
     --------

     Net Award means the entire award, compensation, insurance proceeds or other
     ---------
payment, if any, on account of any Destruction, less any expenses reasonably incurred by Lessee, Lessor or Lessor's Mortgagee in obtaining and collecting such award, compensation insurance proceeds or other payment, and any cost and expense of either in connection with the administration of the distribution of the same and not already paid (or reimbursed) to Lessor or Lessor's Mortgage, plus any investment income earned with respect to the foregoing amounts.

     Note means the Note (or Notes) of Lessor secured by the "Mortgage" referred
     ----
to in the SNDA Agreement dated on or about the date of this Lease, and any notes issued in exchange or replacement thereof. The Note is secured by a mortgage lien on the Leased Property and by an assignment of Lessor's interest in this Lease.

     Officer's Certificate means a certificate executed by an Executive Officer
     ---------------------
of Lessee.

     Original Uses is defined in Article 4.
     -------------

     Outside Restoration Date is defined in paragraph (c) of Article 12.
     -------------------

     Overdue Rate is defined in paragraph (b) of Article 3.
     ------------

     Permitted Encumbrances means, with respect to the Leased Property: (a)
     ----------------------
rights reserved to or vested in any municipality or public authority to condemn, appropriate, recapture or designate a purchaser of the Leased Property; (b) any liens thereon for taxes, assessments and other governmental charges and any liens of mechanics, materialmen and laborers for work or services performed or material furnished in connection with the Leased

Property, which are not due and payable, or the amount or validity of which are being contested as permitted by Article 6 hereof; (c) easements, rights-of-way, servitudes, zoning laws, use regulations, and other similar reservations, rights and restrictions and other minor defects and irregularities in the title to the Leased Property existing on the Term Commencement Date or granted in accordance with Article 21 hereof; (d) the lien of any Lessor's Mortgagee and any assignment of this Lease as further security for the note or notes secured by such Mortgage; (e) all other matters affecting title existing on the date of this Lease as set forth in Schedule D.

     Person means any individual, corporation, partnership, joint venture,
     ------
association, joint stock company, trust, trustee of a trust, unincorporated organization or government or governmental authority, agency or political subdivision thereof.

     Property Condition Survey means that certain Property Condition Survey of
     -------------------------
Industrial Plant, 8200 Broadwell Road, Cincinnati, Ohio, EMG Project No. 55858, dated July 14, 1999, prepared by EMG, Baltimore, Maryland.

     Rating Agencies mean S&P, Fitch, DCR and Moody's.
     ---------------

     Reinvestment Premium means the amount computed in accordance with Schedule
     --------------------
     C.

     Renewal Term is defined in paragraph (b) of Article 2.
     ------------

     Rent Reset Lease Amendment is defined in Article 23.
     --------------------------

     Reset Rent means the, Basic Rent payable once the Rent Reset has been
     ----------
     determined.

     Restoration Test is defined in paragraph (c) of Article 12.
     ----------------

     Restoration Threshold Amount is defined in paragraph (b) of Article 12.
     ----------------------------

     S&P means Standard & Poor's Ratings Services.
     ---

     Sale Transaction means the sale of the Leased Property from Lessee to
     ----------------
     Lessor on or about the date of this Lease.

     Taxes and Impositions is defined in paragraph (a) of Article 6.
     ---------------------

     Term means the Basic Term, plus any Renewal Term or Terms.
     ----

     Termination Date is defined in paragraph (c) of Article 12.
     ----------------

     Termination Value means the amount computed in accordance with Schedule C.
     -----------------

     Trade Fixtures is defined in Article 11.
     --------------

                                   SCHEDULE A

                          Description of Leased Property
                          ----------------------------

                               (Follows This Page)

                                   EXHIBIT A

PARCEL 1

        Situated in the State of Ohio, County of Hamilton, Township of Anderson, part of Military Survey No. 1575 and 1769 and being part of Registered Land Certificate No. 55873 and 170914 and being a parcel of land, now or formerly in the name of Milton Can Company as recorded in Deed Volume 7088, Page 2230 of the Hamilton County Records of Deeds, and more fully described as follows:

        Commencing for Reference at a Railroad Spike found in the centerline of Broadwell Road of the southwesterly corner of a parcel of land, now or formerly in the name of Dravo Basic Materials Company, Inc. as recorded in Registered Land Certificate No. 142078;

        Thence, South 65(d)09'09" East, along the centerline of Broadwell Road and the southwesterly line of said Certificate No. 142078, a distance of 1367.61 feet to the southwesterly corner of aforesaid Milton Can Company and the TRUE PLACE OF BEGINNING of the Parcel of land herein to be described;

        Thence, North 24(d)50'45" East, along a southeasterly line of said Certificate No. 142078, passing over an Iron Pin set of 25.00 feet a distance of 1267.30 feet to an "x" on a brass bar in a 6" concrete monument;

        Thence, South 65(d)00'14" East, along a southerly line of Certificate No. 142078, a distance of 934.63 feet to a "x" on an brass bar in a 6" concrete monument;

        Thence, North 56(d)33'00" East, along a southerly line of said Certificate No. 142078, a distance of 1164.33 feet to an "x" on a brass bar in a 6" concrete monument on the Westerly line of Norfolk and Western Railroad;

        Thence, South 04(d)30'00" West, along said Westerly line a distance of
109.09 feet to a "x" on a 1-1/8" Steel Bar found S 75(d)43'40" W 1.08':

        Thence, South 00(d)42'00" East, along said Westerly line a distance of
789.41 feet to a Iron Pin set;

        Thence, South 89(d)18'00" West, a distance of 304.49 feet to an Iron Pin set;

        Thence, South 24(d)04'23" West, a distance of 782.32 feet to an Iron Pin set;

        Thence, North 65(d)55'37" West, a distance of 597.16 feet to an Iron Pin set;

        Thence, South 25(d)14'17" West, a distance of 299.00 feet to a Railroad Spike set;

        Thence, North 65(d)05'57" West, a distance of 542.22 feet to an Iron Pin set;

        Thence, South 24(d)54'49" West, passing over an Iron Pin set at 225.45 a distance of 250.62 feet to a point in the centerline of Broadwell Road;

        Thence, North 58(d)'26'14" West, along the centerline of Broadwell Road a distance of 179.72 feet to a point;

        Thence, North 30(d)47'05" East, passing over an Iron Pin set at 25.00 feet a distance of 157.63 feet to an Iron Pin set;

        Thence, North 60(d)21'08" West, a distance of 79.19 feet to an Iron Pin set;

        Thence, South 29(d)12'36" West, passing over an Iron Pin set at 25.02 feet a distance of 155.10 feet to a point in the centerline of Broadwell Road;

        Thence, North 65(d)09'09" West, along the centerline of Broadwell Road, a distance 266.14 feet to the true place of beginning and containing 49.2749 acres (including 0.2555 acre within the right-of-way limits of Broadwell Road) of land, more or less as surveyed in May 1999 by Robert A. Dorner, Registered Professional Surveyor Number S-6943, for and on behalf of Bock & Clark, Inc. under Project Number 99033.

PARCEL 2

        Together with Reciprocal Easement and Restriction Agreement by and between Milton Can Company, Inc. and CRICBW Anderson Trust, dated ________ 1999, filed for record ______, 1999 and recorded in Volume ____, Page ___ of Hamilton County Records.

                                   SCHEDULE B

                                   Lease Data
                                   ----------

1. Date of Lease:      August 20, 1999

2. Lessor              CRICBW Anderson Trust, a Delaware business trust
                       c/o Corporate Realty Investment Company L.L.C.
                       One Exeter Plaza, 11th Floor
                       Boston, Massachusetts 02116

3. Lessee:             Milton Can Company, a Delaware corporation
                       c/o BWAY Corporation
                       8607 Roberts Drive, Suite 250
                       Atlanta, Georgia 30350

4. Commencement Date: August 20, 1999

5. Basic Term Expiration Date:      August 31, 2019

6. Year 10 Expiration Date:         August 31, 2009
   Year 20 Expiration Date:         August 31, 2019

7. Basic Rent shall be paid as follows:

     a. Basic Rent shall accrue for and be payable for the period from the Commencement Date through the last day of the month in which the Commencement Date occurs in the amount of $36,769.18, and shall be payable on the Commencement Date. Thereafter, Basic Rent that accrues and for which Lessee becomes liable for each calendar month during the period from the first day of the first full calendar month after the month in which the Commencement Date occurs through the last day of the calendar month in which the Year 10 Expiration Date occurs is payable in equal monthly installments of $91,922.95, on the 15th day of each month, commencing September 15, 1999, and on the 15th day of each month thereafter through and including August 15, 2019. Basic Rent payable pursuant to paragraph (e) of Article 23 on the Year 10 Expiration Date shall accrue and be payable on such date.

     b. If Basic Rent is reset in accordance with Article 23, Basic Rent shall be paid on the 15th day of each month in accordance with the Rent Reset Lease Amendment, defined in Article 23.

     C. On each of September 15, 2019 and the 15th day of each month thereafter relating to any Renewal Term, an amount equal to the applicable monthly

Market Rent determined in accordance with Schedule H In addition, a pro rated portion of such applicable Monthly Market Rent shall be payable on the first day of any Renewal Term for the period commencing on that day and ending on the last day of the month in which the applicable Renewal Term commences.

8. Lessor's Address: c/o Corporate Realty Investment Company L.L.C.
                     One Exeter Plaza, 11th Floor
                     Boston, Massachusetts 02116
                     Fax: (617) 303-4440
                     Attention: Chief Operating Officer

   with a copy to:   Hale and Dorr LLP
                     60 State Street
                     Boston, Massachusetts 02109
                     Fax: (617) 526-5000
                     Attention: William R. O'Reilly, Jr., Esq.

9. Lessee's Address: c/o BWAY Corporation
                     8607 Roberts Drive, Suite 250
                     Atlanta, Georgia 30350
                     Fax: (770) 587-0186
                     Attention: Chief Financial Officer

   with a copy to:   Kirkland & Ellis
                     200 East Randolph Drive
                     Chicago, Illinois 60601
                     Fax: (312) 881-2200
                     Attention: Gregory Spitzer, Esq.

10. Intentionally omitted.

11. Additional Provisions relating to Leased Property:

    A. Lessor covenants that it will not voluntarily convey its interest in the Leased Property prior to the expiration of the Term, or earlier termination of this Lease, to any individual or entity appearing on the list of competitors of Lessee (or of any Guarantor) listed below. For the purposes of this paragraph, "competitor" shall mean any individual or entity engaged in the business of aerosol can manufacturing. Lessee shall have the right to update such list of competitors from time to time, but not more than once in any six month period, by notice to Lessor.

            The initial list of competitors, if any, is as follows:

                  Ball Corporation
                  Crown Cork & Seal
                  Silgan
                  Sonoco
                  US. Can Corporation

                                  SCHEDULE C

                              Termination Values
                              ------------------

     The Termination Value is the applicable amount (in dollars) shown on the second column of the computer printout attached to this Schedule C and hereby made a part hereof. The numbers in the first column of such printout identify the monthly periods to which such Termination Value figures correspond. The Termination Value opposite number 0 in the first column is for the period commencing on the first day of the Term and ending on (and including) the last day of the month in which the Term commenced. Thereafter each number corresponds to the monthly period beginning on (and including) the first day of each succeeding calendar month and ending on (and including) the last day of such calendar month.

                             Reinvestment Premium
                             --------------------

     The Reinvestment Premium shall mean: an amount equal to the difference between (x) the present value, as of the applicable date, of (i) during the period prior to and including the Year 10 Expiration Date, the remaining scheduled payments of Basic Rent from the applicable date through the Year 10 Expiration Date plus the Termination Value as of the Year 10 Expiration Date, or
(ii) following the Year 10 Expiration Date, the remaining scheduled payments of Basic Rent from the applicable date through the Year 20 Expiration Date, plus the Termination Value as of the Year 20 Expiration Date, and in either case, determined by discounting such payments at the "Discount Rate" (as hereinafter defined), minus (y) the Termination Value actually paid. Discount Rate shall mean: the rate which, when compounded monthly, is equivalent to the "Treasury Rate" (hereinafter defined) when compounded semi-annually. The term Treasury Rate shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the applicable date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Year 10 Expiration Date (if the calculation is made prior thereto) or the Year 20 Expiration Date (if the calculation is made after the Year 10 Expiration Date). (In the event Release H.15 is no longer published, Lessor shall select a comparable publication to determine the Treasury Rate.) Lessor shall notify Lessee of the amount and the basis of determination of the required Reinvestment Premium.